SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. ______)

Filed by the Registrant ☒

Filed by Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

JOHN HANCOCK MARATHON ASSET-BASED LENDING FUND

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Please vote today We need your input on an important proposal that affects your investment
Online www.proxyvotenow.com/jhmablf
Phone 877-759-2811
Mail Sign and return the enclosed voting card

[August 12, 2025]

Your action is required. Please vote today.

John Hancock Marathon Asset-Based Lending Fund (the “Fund”)

Dear Shareholder:

I am writing to ask for your assistance with important matters involving your investment in John Hancock Marathon Asset-Based Lending Fund (the “Fund”). To consider and vote on this matter, a Special Meeting of Shareholders of the Fund will be held at 200 Berkeley Street, Boston, Massachusetts 02116, on October 9, 2025 at 2:00 P.M., Eastern Time. We encourage you to read the attached materials in their entirety.

The enclosed proxy statement sets forth three proposals on which you are being asked to vote, and the following is an overview of the three proposals. You will find a detailed explanation of the proposals in the enclosed proxy materials.

You are being asked to approve three proposals:

(1)	Adoption of Fundamental Policy to Conduct Share Repurchases

You are being asked to approve the adoption of a fundamental policy for the Fund to conduct periodic repurchases of its outstanding shares, in accordance with Rule 23c-3 under the Investment Company Act of 1940, as amended (the “1940 Act”).

(2)	Approval of Amendment to Advisory Agreement

You are being asked to approve an amendment to the Advisory Agreement between the Fund and John Hancock Investment Management LLC, the Fund’s investment advisor.

(3)	Approval of Amendment to Subadvisory Agreement

You are being asked to approve an amendment to the Subadvisory Agreement between John Hancock Investment Management LLC and Marathon Asset Management, L.P., the Fund’s subadvisor.

We Need Your Vote of Approval

After careful consideration, the Board has [unanimously] approved the proposals, subject to shareholder approval, and recommends that shareholders vote “FOR” their approvals, but the final approvals require your vote. The enclosed proxy statement, which I strongly encourage you to read before voting, contains further explanation and important details regarding the proposals.

The Fund is currently organized as a closed-end management investment company operating as a tender offer fund that intends to provide a limited degree of liquidity to shareholders of the Fund by conducting repurchase offers, generally quarterly, or take any other actions permitted by the tender offer rules under the Securities and Exchange Act of 1934, as amended. The decision to conduct repurchase offers is currently at the sole discretion of the Board. On July 9, 2025, the Board [unanimously] voted to convert the Fund to an interval fund, subject to shareholder approval, and to change the timing of the calculation of the net asset value (“NAV”) of the Fund from monthly to daily. An interval fund is a closed-end management investment company that has adopted a fundamental policy to conduct periodic repurchases of its outstanding common shares pursuant to Rule 23c-3 under the 1940 Act. The Fund believes that adopting a fundamental policy to conduct periodic repurchase offers under Rule 23c-3 will provide shareholders with greater certainty regarding the frequency of liquidity opportunities than under the tender offer fund structure. The Fund also considered the advantages that having the Fund calculate a daily NAV may have for certain investors and intermediaries.

The Fund’s proposal to adopt a fundamental policy to conduct repurchase offers pursuant to Rule 23c-3 is contingent upon the approval of the amendment to the Advisory Agreement and approval of the amendment to the Subadvisory Agreement also being approved by shareholders. Accordingly, in the event that any one of the proposals is not approved by shareholders, the Fund will continue to operate as a tender offer fund.

The Fund’s proposals to approve the amendment to the Advisory Agreement and amendment to the Subadvisory Agreement are contingent upon each other. If shareholders approve Proposal 2 and Proposal 3, but do not approve Proposal 1, the Fund will continue to operate as a tender offer fund. However, the Fund will change the timing of the calculation and accrual of the Fund’s management and incentive fee rates, and the associated calculation of the NAV of the Fund, from monthly to daily.

How to vote

Please read the enclosed proxy statement, and vote your shares as described below. Voting today will save on the potential cost of future mailings to obtain shareholder votes. You may vote your respective shares by proxy in one of three ways:

Online: www.proxyvotenow.com/jhmablf

Phone: Call toll-free 877-759-2811

Mail: By returning the enclosed proxy card(s)

Sincerely,

/s/ Andrew G. Arnott
Andrew G. Arnott
Chief Executive Officer and President

John Hancock Investment Management LLC, 200 Berkeley Street, Boston, Massachusetts 02116, Member FINRA, SIPC • John Hancock Investment Management LLC • John Hancock Signature Services, Inc.

JOHN HANCOCK MARATHON ASSET-BASED LENDING FUND

(the “Fund”)

200 Berkeley Street

Boston, Massachusetts 02116

Notice of special meeting of shareholders

To the Shareholders of the Fund:

Notice is hereby given that a Special Meeting of Shareholders of the Fund (the “Meeting”) will be held at 200 Berkeley Street, Boston, Massachusetts 02116, on October 9, 2025 at 2:00 P.M., Eastern Time. A Proxy Statement, which provides information about the purpose of the Meeting, is included with this Notice. The Meeting will be held for the following purposes:

Proposal 1

Adoption of a fundamental policy for the Fund to conduct periodic repurchases of its outstanding shares, in accordance with Rule 23c-3 under the Investment Company Act of 1940, as amended (the “1940 Act”).

Proposal 2	Approval of an amendment to the Advisory Agreement between the Fund and John Hancock Investment Management LLC, the Fund’s investment advisor.

Proposal 3	Approval of an amendment to the Subadvisory Agreement between John Hancock Investment Management LLC and Marathon Asset Management, L.P., the Fund’s subadvisor.

Any other business that may properly come before the Meeting or any adjournment of the Meeting.

The Board recommends that shareholders vote “FOR” the Proposals.

Each shareholder of record at the close of business on [August 7, 2025] is entitled to receive notice of, and to vote at, the Meeting and at any adjournment thereof.

Whether or not you expect to attend the Meeting, please complete and return the enclosed proxy card in the accompanying envelope. No postage is necessary if mailed in the United States. If shareholders do not return their proxies in sufficient numbers, it may result in the need for additional shareholder solicitation efforts.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on October 9, 2025

The proxy statement is available at https://www.jhinvestments.com/resources/all-resources/fund-documents/proxy-documents/john-hancock-marathon-asset-based-lending-fund-proxy-statement.

Sincerely,

/s/ Christopher Sechler
Christopher Sechler
Secretary and Chief Legal Officer

[August 12, 2025]

Boston, Massachusetts

Your vote is important - Please vote your shares promptly.

i

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote by:

(i)	completing the enclosed proxy card, dating and signing it, and returning it in the envelope provided, which needs no postage if mailed in the United States;

(ii)	following the touch-tone telephone voting instructions found below; or

(iii)	following the Internet voting instructions found below.

In order to avoid unnecessary expense, we ask for your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

Individual Accounts: Your name should be signed exactly as it appears on the proxy card.

Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card.

All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card.

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE

Read the enclosed Proxy Statement, and have your proxy card handy.

Call the toll-free number indicated on your proxy card.

Enter the control number found on the front of your proxy card.

Follow the recorded instructions to cast your vote.

INSTRUCTIONS FOR VOTING BY INTERNET

Read the enclosed Proxy Statement, and have your proxy card handy.

Go to the Web site on the proxy card.

Enter the “control number” found on your proxy card.

Follow the instructions on the Web site.

JOHN HANCOCK MARATHON ASSET-BASED LENDING FUND

(THE “FUND”)

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD OCTOBER 9, 2025

JOHN HANCOCK MARATHON ASSET-BASED LENDING FUND

(the “Fund”)

200 Berkeley Street

Boston, Massachusetts 02116

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD October 9, 2025

Introduction

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board” or “Trustees”) of the Fund of proxies to be used at a Special Meeting of shareholders of the Fund (the “Meeting”) to be held at 200 Berkeley Street, Boston, Massachusetts 02116, on October 9, 2025 at 2:00 P.M., Eastern Time. Pursuant to the Agreement and Declaration of Trust, as amended, of the Fund, and the By-Laws, as amended, of the Fund, the Board has designated August 7, 2025 as the record date for determining shareholders eligible to vote at the Meeting (the “Record Date”). All shareholders of record at the close of business on the Record Date are entitled to one vote for each share of beneficial interest (“shares”) held, and each fractional share shall be entitled to a proportionate fractional vote. This Proxy Statement is first being sent to shareholders on or about August 12, 2025.

We are urging all shareholders to take advantage of voting by mail, the internet, or telephone, as provided on the attached proxy card. The Fund is a continuously offered, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund is currently organized as a closed-end management investment company operating as a tender offer fund that intends to provide a limited degree of liquidity to shareholders of the Fund by conducting repurchase offers, generally quarterly, or taking any other actions permitted by the tender offer rules under the Securities and Exchange Act of 1934, as amended. The decision to conduct repurchase offers is currently at the sole discretion of the Board. On July 9, 2025, the Board [unanimously] voted to convert the Fund to an interval fund, subject to shareholder approval, and to change the timing of the calculation of the net asset value (“NAV”) of the Fund from monthly to daily. An interval fund is a closed-end management investment company that has adopted a fundamental policy to conduct periodic repurchases of its outstanding common shares pursuant to Rule 23c-3 under the 1940 Act. The Fund believes that adopting a fundamental policy to conduct periodic repurchase offers under Rule 23c-3 will provide shareholders with greater certainty regarding the frequency of liquidity opportunities than under the tender offer fund structure. The Fund also considered the advantages that having the Fund calculate a daily NAV may have for certain investors and intermediaries.

The Fund’s proposal to adopt a fundamental policy to conduct repurchase offers pursuant to Rule 23c-3 is contingent upon the approval of the amendment to the Advisory Agreement and approval of the amendment to the Subadvisory Agreement also being approved by shareholders. Accordingly, in the event that any one of the proposals is not approved by shareholders, the Fund will continue to operate as a tender offer fund.

The Fund’s proposals to approve the amendment to the Advisory Agreement and amendment to the Subadvisory Agreement are contingent upon each other. If shareholders approve Proposal 2 and Proposal 3, but do not approve Proposal 1, the Fund will continue to operate as a tender offer fund. However, the Fund will change the timing of the calculation and accrual of the Fund’s management and incentive fee rates, and the associated calculation of the NAV of the Fund, from monthly to daily.

Investment Advisor and Subadvisor. John Hancock Investment Management LLC (“JHIM” or the “Advisor”) serves as investment advisor. Pursuant to an advisory agreement with the Fund, the Advisor is responsible for, among other things, administering the business and affairs of the Fund and selecting, contracting with, compensating and monitoring the performance of the Subadvisor (as defined below) that manages the investment and reinvestment of the assets of the Fund pursuant to a subadvisory agreement with the Advisor. JHIM is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The subadvisor to the Fund, Marathon Asset Management, L.P. (the “Subadvisor”), is also registered as an investment advisor under the Advisers Act.

The office of JHIM is located at 200 Berkeley Street, Boston, Massachusetts 02116, and its ultimate parent entity is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as “Manulife Financial” in Canada and Asia and primarily as “John Hancock” in the United States.

The office of the Subadvisor is located at One Bryant Park, 38th Floor, New York, NY 10036.

The Advisor also serves as the administrator for the Fund.

The Distributor. John Hancock Investment Management Distributors LLC (the “Distributor”) serves as the Fund’s distributor pursuant to a distribution agreement. The Fund has adopted distribution and service plans for certain classes pursuant to Rule 12b-1 under the 1940 Act to pay the Distributor for services provided as the distributor of shares of the Fund. The aggregate distribution and service fees accrued for the year ended October 31, 2024 was $612.

The office of the Distributor is located at 200 Berkeley Street, Boston, Massachusetts 02116.

The Fund will furnish, without charge, a copy of its most recent annual report and semi-annual report to any shareholder upon request. Requests should be directed to John Hancock Marathon Asset-Based Lending Fund, 200 Berkeley Street, Boston, MA 02116, or by calling 800-225-6020. Copies of these reports are also available on the Internet at https://www.jhinvestments.com/resources/all-resources/other/john-hancock-asset-based-lending-fund/.

Proposal 1 — Adoption of a Fundamental Policy to Conduct Periodic Repurchases

On July 9, 2025, the Board [unanimously] voted to convert the Fund to an interval fund, subject to shareholder approval, and to change the timing of the calculation of the NAV of the Fund from monthly to daily. An interval fund is a closed-end management investment company that has adopted a fundamental policy to conduct periodic repurchases of its outstanding common shares pursuant to Rule 23c-3 under the 1940 Act. Rule 23c-3 requires that any change to such a fundamental policy be adopted by a majority of the shareholders of such investment company as set forth below. Therefore, the Board is seeking your approval to adopt a fundamental policy for the Fund to conduct periodic repurchases of its common shares as described below.

Background and Reasons

The Board recommends a vote FOR the proposal to approve the adoption of the new fundamental policy because such periodic repurchase offers will ensure greater and more consistent liquidity for the Fund’s shareholders. As described in greater detail below, upon adopting the new proposed fundamental policy, the Fund will be required to conduct quarterly repurchase offers unless limited exceptions apply. Although the Fund currently conducts voluntary share repurchases pursuant to the tender offer process, adopting the new proposed fundamental policy will allow the Fund to take advantage of the more efficient and less costly repurchase offer process pursuant to Rule 23c-3. Shareholders will benefit from the lower cost burden on the Fund and assurance that repurchases will be conducted in each calendar quarter.

The fundamental policy will state that pursuant to Rule 23c-3 under the 1940 Act, the Fund will make offers to repurchase between 5% and 25% of its outstanding common shares of beneficial interest at the current NAV per share on a regular quarterly schedule. The schedule requires the Fund to make repurchase offers every three months. Although the policy permits repurchase of between 5% and 25% of the Fund’s outstanding shares at NAV per share, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding shares at NAV subject to approval of the Board.

If the new proposed fundamental policy is adopted, the offer to repurchase shares will be a fundamental policy that may not be changed without shareholder approval.

Repurchase Dates

Pursuant to the new proposed fundamental policy, the Fund will make quarterly repurchase offers every three months. As discussed below, the date on which the repurchase price for shares is determined will occur no later than the 14th day after the Repurchase Request Deadline (as defined below) (or the next business day, if the 14th day is not a business day).

Repurchase Request Deadline

The “Repurchase Request Deadline” is the latest date on which shareholders wishing to tender shares for repurchase in response to a repurchase offer can tender their shares. When a repurchase offer commences, the Fund will send written notice to each record shareholder at least 21 days before the Repurchase Request Deadline. The notice will set forth, among other things:

•	The percentage of outstanding shares that the Fund is offering to repurchase and how the Fund will purchase shares on a pro rata basis if the offer is oversubscribed.

•	The latest date on which shareholders can tender their shares in response to a repurchase offer.

•	The date that will be used to determine the Fund’s NAV per share applicable to the repurchase offer (the “Repurchase Pricing Date”).

•	The date by which the Fund will pay to shareholders the proceeds from their shares accepted for repurchase.

•	The NAV per share of the shares as of a date no more than seven days before the date of the written notice and the means by which shareholders may ascertain the current NAV per share.

•	The procedures by which shareholders may tender their shares and the right of shareholders to withdraw or modify their tenders before the Repurchase Request Deadline.

•	The circumstances in which the Fund may suspend or postpone the repurchase offer.

This notice may be included with a shareholder report or other Fund document. For the avoidance of doubt, shareholders will be able to withdraw or modify their tenders at any time prior to the Repurchase Request Deadline pursuant to Rule 23c-3(b)(6) under the 1940 Act. In addition, the Fund cannot require that a minimum number of shares be tendered pursuant to Rule 23c-3(b)(1) under the 1940 Act.

If a shareholder invests in the Fund through a financial intermediary, the notice will be provided to the shareholder by its financial intermediary. This notice will also be posted on the Fund’s website at https://www.jhinvestments.com/resources/all-resources/fund-documents/miscellaneous/john-hancock-marathon-asset-based-lending-fund-repurchase-offer.

The Repurchase Request Deadline will be strictly observed. If a shareholder fails to submit a repurchase request in good order by the Repurchase Request Deadline, the shareholder will be unable to liquidate shares until a subsequent repurchase offer, and will have to resubmit a request in the next repurchase offer. Shareholders may withdraw or change a repurchase request with a proper instruction submitted in good form at any point before the Repurchase Request Deadline.

Determination of Repurchase Price and Payment for Shares

The Repurchase Pricing Date will occur no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day). The Fund expects to distribute payment to shareholders between one (1) and three (3) business days after the Repurchase Pricing Date and will distribute such payment no later than seven (7) calendar days after such date (the “Repurchase Payment Deadline”). The Fund’s NAV per share may change materially between the date a repurchase offer is mailed and the Repurchase Request Deadline, and it may also change materially between the Repurchase Request Deadline and Repurchase Pricing Date. The method by which the Fund calculates NAV per share is discussed below under “Determination of Net Asset Value.” During the period an offer to repurchase is open, shareholders may obtain the current NAV per share by calling the SS&C GIDS, Inc., the Fund’s transfer agent, at 844-292-8018. A shareholder may also obtain the current NAV per share at  https://www.jhinvestments.com/investments/interval-and-tender-offer-funds/alternative-funds/marathon-asset-based-lending-fund-i-ablfx.

Suspension or Postponement of Repurchase Offers

The Fund may suspend or postpone a repurchase offer in limited circumstances set forth in Rule 23c-3 under the 1940 Act, as described below, but only with the approval of a majority of the Trustees, including a majority of Trustees who are not “interested persons” of the Fund, as defined in the 1940 Act.

The Fund may suspend or postpone a repurchase offer only: (i) if making or effecting the repurchase offer would cause the Fund to lose its status as a “regulated investment company” under the Internal Revenue Code of 1986, as amended; (ii) for any period during which the New York Stock Exchange (the “NYSE”) or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (iii) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (iv) for such other periods as the Securities and Exchange Commission (“SEC”) may by order permit for the protection of shareholders of the Fund. The Fund will provide notice to shareholders of any suspension or postponement of a repurchase offer.

Oversubscribed Repurchase Offers

There is no minimum number of shares that must be tendered before the Fund will honor repurchase requests. However, the Fund’s Trustees set for each repurchase offer a maximum percentage of shares that may be repurchased by the Fund. In the event a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional shares up to a maximum amount of 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareholders tender an amount of shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the shares tendered on a pro rata basis. The Fund does not currently expect to offer to repurchase additional shares in the event a repurchase offer is oversubscribed.

If any shares that a shareholder wishes to tender to the Fund are not repurchased because of proration, such shareholder: (i) will have to wait until the next repurchase offer and resubmit a new repurchase request; and (ii) will not be given any priority over other shareholders’ requests. Thus, there is a risk that the Fund may not purchase all of the shares a shareholder wishes to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of proration, some shareholders may tender more shares than they wish to have repurchased in a particular quarter, increasing the likelihood of proration.

There is no assurance that a shareholder will be able to tender its shares when or in the amount that it desires.

Risks Related to the Approval of Proposal 1

From the time the Fund distributes or publishes each repurchase offer notification until the Repurchase Pricing Date for that offer, the Fund must maintain liquid assets at least equal to the percentage of its shares subject to the repurchase offer. For this purpose, “liquid assets” means assets that may be sold or otherwise disposed of in the ordinary course of business, at approximately the price at which the Fund values them, within the period between the Repurchase Request Deadline and the Repurchase Payment Deadline, or which mature by the Repurchase Payment Deadline. Payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Advisor otherwise would, thus increasing the Fund’s portfolio turnover and potentially causing the Fund to realize losses. The sale of portfolio securities to fund repurchases also could reduce the market price of those underlying securities, which in turn would reduce the Fund’s NAV.

The Fund is also permitted to borrow up to the maximum extent permitted under the 1940 Act to purchase investments to satisfy the obligation to maintain “liquid assets” described above, or to meet repurchase requests. The Fund may enter into dollar rolls on mortgage-backed securities to maintain “liquid assets” or to meet repurchase requests. Entering into dollar rolls may be considered a form of borrowing for some purposes. There is no assurance that the Fund will be able to sell a significant amount of additional shares so as to avoid borrowing to meet repurchase obligations. Repurchases of the Fund’s shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s performance, its net assets. A reduction in the Fund’s net assets would increase the Fund’s expense ratio, to the extent that additional shares are not sold and expenses otherwise remain the same (or increase).

In addition, to the extent the Fund sells portfolio holdings in order to fund repurchase requests, the repurchase of shares by the Fund will be a taxable event for the shareholders of repurchased shares, and potentially even for shareholders that do not participate in the repurchase offer.

Required Vote

Adoption of the fundamental policy requires the approval of the holders of a majority of the Fund’s outstanding voting securities, which means the lesser of: (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting; or (b) more than 50% of outstanding shares of the Fund.

Proposal 2 — Approval of an Amendment to the Advisory Agreement between the Fund and John Hancock Investment Management LLC

Introduction

The Board recommends a vote FOR the approval of the amendment to the Advisory Agreement (collectively, the “Advisory Agreement”) between the Fund and John Hancock Investment Management LLC (the “Advisor”). The Advisory Agreement is substantially similar to the Prior Advisory Agreement (as defined below) previously approved by the Board, except for a proposed change to the manner in which the Management Fee and Incentive Fee (each as defined below and collectively referred to as the “Advisory Fees”) payable by the Fund to the Advisor will be calculated. There will be no increase in the fee rate payable under the Management Fee or Incentive Fee payable by the Fund to the Advisor as a consequence of the proposed amendment. Currently, the Management Fee is calculated and accrued at the annual rate of 1.350% of the Fund’s average monthly Managed Assets (as defined below). The new Management Fee shall be calculated and accrued at the annual rate of 1.350% of the Fund’s average daily Managed Assets. Similarly, the current Incentive Fee is calculated and accrued on a monthly basis, whereas the new Incentive Fee will be calculated at the same fee rate and accrued on a daily basis.

Information about the Advisor

The Advisor is a Delaware limited liability company whose principal offices are located at 200 Berkeley Street, Boston, Massachusetts 02116 and serves as the Fund’s investment advisor. The Advisor is registered with the SEC as an investment advisor under the Advisers Act.

Founded in 1968, the Advisor is an indirect principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), a subsidiary of Manulife Financial Corporation (“MFC” or the “Company”). MFC is the holding company of The Manufacturers Life Insurance Company (the “Life Company”) and its subsidiaries. John Hancock Life Insurance Company (U.S.A.) and its subsidiaries (“John Hancock”) offer a broad range of financial products and services, including whole, term, variable, and universal life insurance, as well as college savings products, mutual funds, fixed and variable annuities, long-term care insurance and various forms of business insurance. Additional information about John Hancock may be found on its website at johnhancock.com.

The Advisor’s parent company has been helping individuals and institutions work toward their financial goals since 1862. The Advisor offers investment solutions managed by institutional money managers, taking a disciplined team approach to portfolio management and research, leveraging the expertise of seasoned investment professionals. The Advisor has been managing closed-end funds since 1971. As of March 31, 2025, the Advisor had total assets under management of approximately $162.6 billion.

MFC is a leading international financial services group with principal operations in Asia, Canada and the United States. Operating primarily as John Hancock in the United States and Manulife elsewhere, it provides financial protection products and advice, insurance, as well as wealth and asset management services through its extensive network of solutions for individuals, groups and institutions. Its global headquarters are in Toronto, Canada, and it trades as ‘MFC’ on the Toronto Stock Exchange, NYSE, and the Philippine Stock Exchange, and under ‘945’ in Hong Kong. MFC can be found on the Internet at manulife.com.

Subject to general oversight by the Board, the Advisor manages and supervises the investment operations and business affairs of the Fund. The Advisor selects, contracts with and compensates one or more subadvisors to manage all or a portion of the Fund’s portfolio assets, subject to oversight by the Advisor. In this role, the Advisor has supervisory responsibility for managing the investment and reinvestment of the Fund’s portfolio assets through proactive oversight and monitoring of the Subadvisor and the Fund, as described in further detail below. The Advisor is responsible for developing overall investment strategies for the Fund and overseeing and implementing the Fund’s continuous investment programs and provides a variety of advisory oversight and investment research services. The Advisor also provides management and transition services associated with certain Fund events (e.g., strategy, portfolio manager, or subadvisor changes) and coordinates and oversees services provided under other agreements.

The Advisor has ultimate responsibility to oversee the Subadvisor and recommend to the Board its hiring, termination, and replacement. In this capacity, the Advisor, among other things: (i) monitors on a daily basis the compliance of the Subadvisor with the investment objectives and related policies of the Fund; (ii) monitors significant changes that may impact the Subadvisor’s overall business and regularly performs due diligence reviews of the Subadvisor; (iii) reviews the performance of the Subadvisor; and (iv) reports periodically on such performance to the Board. The Advisor employs a team of investment professionals who provide these ongoing research and monitoring services.

The continuation of the Advisory Agreement was most recently approved by all Trustees on February 5, 2025 (the “Prior Advisory Agreement”).

The names, titles, and principal occupations of the officers of the Advisor are set forth below. The business address for each person listed below is 200 Berkeley Street Boston, MA 02116.

Name	Title	Principal Occupation
Kristie Feinberg	Chief Executive Officer and President	President and Chief Executive Officer of Manulife John Hancock Investments and Head of Retail Manulife Investment Management

Effie Georgountzos	Chief Financial Officer	Head of Advisory Analysis, US and Europe, Controllers

Trevor Swanberg	Chief Compliance Officer	Chief Compliance Officer of the Advisor and of the Fund

Betsy Anne Seel	Chief Legal Counsel and Secretary	Assistant Vice President, Associate Chief Counsel

Jay Aronowitz	Chief Investment Officer	Global Head of Manager Oversight, Manulife

The names, titles, and principal occupations of the Trustees and officers of the Fund who are officers, employees, directors, general partners or shareholders of the Advisor are set forth below. The business address for each person listed below is 200 Berkeley Street Boston, MA 02116.

Name	Title	Principal Occupation

Andrew G. Arnott	Chief Executive Officer and President	Global Head of Institutional, Product and Strategy, Manulife; Trustee of the Fund

Fernando A. Silva	Chief Financial Officer	Assistant Vice President, Treasury and Portfolio Services

Salvatore Schiavone	Treasurer	Assistant Vice President, Financial Reporting

Christopher Sechler	Secretary and Chief Legal Officer	Vice President and Deputy Chief Counsel, John Hancock Investment Management

Trevor Swanberg	Chief Compliance Officer	Chief Compliance Officer of the Advisor and of the Fund

No Independent Trustee of the Fund has, or has had, any material interest in a material transaction or proposed transaction with the Advisor since the beginning of the Fund’s most recently completed fiscal year.

The Advisory Agreement

Summary of the Advisory Agreement. The Advisory Agreement, if approved by shareholders as proposed, will continue to provide that the Advisor is responsible, subject to the supervision of the Board, for: (i) obtaining and evaluating pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Fund or are under consideration for inclusion in the Fund; (ii) formulating a continuing investment program for the Fund; (iii) providing assistance to the Fund’s custodian regarding the fair value of securities held by the Fund for which market quotations are readily available;

(iv) furnishing, at the Fund’s expense, such information, reports, valuations, analyses and opinions as the Fund may reasonably request; (v) furnishing, at its expense: (a) all necessary investment and management facilities; and (b) administrative facilities; (vi) selecting brokers and dealers to effect all transactions subject to certain conditions; (vii) selecting and contracting with investment subadvisors to manage the investments and determine the composition of the assets of the Fund and any direct or indirect subsidiaries thereof which may include special purpose vehicles; (viii) to the extent permitted by applicable laws and regulations, aggregating the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution; (ix) maintaining all accounts, books and records with respect to the Fund as are required under the Advisers Act; and (x) voting all proxies received in connection with securities held by the Fund.

Pursuant to the Advisory Agreement, if approved by shareholders as proposed, the Advisor will receive both a Management and Incentive Fee (each as defined below).1

For the fiscal year ended October 31, 2024, the Advisor was paid $2,454,496 pursuant to the Management Fee and $1,139,668 pursuant to the Incentive Fee.2 The Advisor contractually agreed to reduce its Management Fee for the Fund or, if necessary, make payment to the Fund, in an amount equal to the amount by which the following expenses of the Fund, incurred in the ordinary course of the Fund’s business, exceed 0.60% percent of average monthly net assets (on an annualized basis) of the Fund: (a) administrative fees; (b) custody and accounting fees; (c) audit fees; (d) legal fees; (e) independent trustee fees; (f) valuation fees; (g) blue sky fees; (h) insurance premiums; (i) printing costs; (j) registration and filing expenses; (k) organizational and offering expenses; (l) transfer agent fees and service fees; (m) other miscellaneous ordinary expenses, but excluding (1) advisory and incentive fees; (2) interest expense; (3) 12b-1 fees; (4) any cashiering or other investment servicing fees; (5) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the business of the Fund; (6) taxes; (7) short dividends; (8) acquired fund fees and expenses (based on indirect net expenses associated with the Fund’s investments in underlying investment companies); (9) class specific expenses; (10) portfolio brokerage commissions; (11) expenses related to, or incurred by, special purpose vehicles or other subsidiaries of the Fund held directly or indirectly by the Fund; (12) expenses, including legal expenses, related to investments of the Fund; and (13) expenses, including legal expenses, related to co-investment transactions involving the Fund. This agreement expires on February 28, 2026, unless renewed by mutual agreement of the Advisor and the Fund based upon a determination that this is appropriate under the circumstances at that time. The Advisor also contractually agreed to waive a portion of its Management Fee and/or reimburse expenses for the Fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate managed assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During the year ended October 31, 2024, this waiver amounted to 0.01% of the Fund’s average monthly managed assets, on an annualized basis, amounting to $14,887.50. This agreement expires on July 31, 2026, unless renewed by mutual agreement of the Fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

For the year ended October 31, 2024, the aggregate expense reductions described above amounted to $1,660,370.

If the Advisory Agreement is approved by shareholders as proposed, the Advisor shall be paid at the end of each calendar month a fee at the annual rate of 1.350% of the average daily value of the Managed Assets of the Fund (the “Management Fee”). The term “Managed Assets” means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness), minus the Fund’s liabilities incurred in the normal course of operations other than liabilities relating to indebtedness.

The Incentive Fee is earned on Pre-Incentive Fee Net Investment Income, as defined below, attributable to each class of shares of the Fund, and shall be calculated and accrued on a daily basis while being determined and payable in arrears as of the end of each fiscal quarter.

Thus, the calculation of the Incentive Fee for each fiscal quarter is as follows:

•

No Incentive Fee shall be payable in any fiscal quarter in which the Pre-Incentive Fee Net Investment Income attributable to the share class does not exceed a quarterly return of 1.25% per quarter based on the share class’s average beginning daily net assets for the applicable quarterly payment period (calculated in accordance with US GAAP and gross of any accrued (but unpaid) performance fee if applicable during the payment period) (the “Quarterly Return”), or 5.00% annualized;

•

All Pre-Incentive Fee Net Investment Income attributable to the share class (if any) that exceeds the Quarterly Return, but is less than or equal to 1.4286% of the average beginning daily net assets of that share class (calculated in accordance with US GAAP and gross of any accrued (but unpaid) performance fee if applicable during the payment period) for the fiscal quarter (5.714% annualized), shall be payable to the Advisor; and

[1]

For the avoidance of doubt, the Advisor will continue to provide the services listed above and be entitled to receive a Management Fee and Incentive Fee pursuant to the terms of the Prior Advisory Agreement even if the Advisory Agreement is not approved by shareholders as proposed.

[2]

Separately, pursuant to a service agreement, the Fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class of the Fund based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended October 31, 2024, amounted to an annual rate of 0.02% of the Fund’s average monthly net assets, amounting to $30,576.

•

For any fiscal quarter in which Pre-Incentive Fee Net Investment Income attributable to the share class exceeds 1.4286% of the share class’s average beginning daily net assets (calculated in accordance with US GAAP and gross of any accrued (but unpaid) performance fee if applicable during the payment period), the Incentive Fee with respect to that share class shall equal 12.5% of Pre-Incentive Fee Net Investment Income attributable to the share class.

“Pre-Incentive Fee Net Investment Income,” with respect to each share class, is defined as the share class’s share of net investment income (allocated based on the NAV of the share class relative to the Fund as a whole), which will include investment income earned by the Fund (i.e., interest income, dividend income, etc.) reduced by (1) Fund-related investment expenses (i.e., interest and dividend expense, expenses related to the execution of the investment strategy) and (2) after subtracting any reimbursement made by the Advisor to the Fund pursuant to any expense waiver or cap arrangement agreed to between the Advisor and the Fund, any other Fund expenses, determined in accordance with US GAAP prior to application of the Incentive Fee, except that such “other Fund expenses” shall not include, without limitation, any payments under a Rule 12b-1 plan.

The Advisory Agreement, if approved by shareholders as proposed, will continue in effect from year to year if its continuance is approved annually by either the Board or the vote of a majority of the outstanding shares of the Fund, respectively, provided that, in either event, the continuance also is approved by a majority of the Independent Trustees by vote cast at a meeting called for the purpose of voting on such approval. The Advisory Agreement also provides that it will terminate automatically in the event of its “assignment” (as defined in the 1940 Act). Under its terms, the Advisory Agreement is terminable without penalty, on 60 days prior written notice by the Board, by vote of a majority of the outstanding shares of the Fund, or by the Advisor.

The Advisory Agreement, if approved by shareholders as proposed, will continue to provide that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Advisor and any trustee, officer, member or employee thereof, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund, for any error of judgment, for any mistake of law or for any act or omission by such person in connection with the performance of services under the Advisory Agreement. The Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund of the Advisor, or any Trustee, member, officer or employee thereof, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which such person may be liable which arises in connection with the performance of services to the Fund, as the case may be, provided that the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.

The amendment to the Advisory Agreement between the Fund and John Hancock Investment Management LLC, and the Advisory Agreement between the Fund and John Hancock Investment Management LLC, as amended, are attached hereto as Schedule A and Schedule B, respectively. Please take the time to read the Advisory Agreement. The description of the Advisory Agreement provided herein is only a summary. If the Advisory Agreement with the Advisor is not approved by shareholders, the Prior Advisory Agreement will remain in effect and the timing of the calculation and accrual of the Fund’s Management Fee and Incentive Fee rates, as well as the associated calculation of the NAV of the Fund, will remain the same. In addition, the Board will consider other options, including a new or modified request for shareholder approval of a new advisory agreement.

Other than the method of calculating and paying the Advisory Fees payable under the Advisory Agreement, no changes are proposed to the terms of the Prior Advisory Agreement approved by the Board at a meeting held February 5, 2025 (the “February 2025 Meeting”). The Independent Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Prior Advisory Agreement at the February 2025 Meeting.

Summary of the Board’s Consideration of the Advisory Agreement. At a meeting of the Board held July 9, 2025 (the “July 2025 Meeting”), the Board approved proposed changes to the Management Fee and Incentive Fee payable under the Advisory Agreement to accommodate a change to daily pricing and calculation of the Fund’s NAV. In this regard, the Board considered that daily accruals of fees are necessary and appropriate to ensure that shareholders investing in the Fund are paying a price that accurately and fairly reflects the Fund’s expenses. The Board also considered that the Management Fee and Incentive Fee rates are not changing, and that the change in accrual times are not expected to result in materially different amounts of fees paid.

More specifically, the Board considered a proposal to change the Management Fee payable by the Fund to the Advisor at the end of each calendar month to a fee at the annual rate of 1.350% calculated on the Fund’s average daily value of the Fund’s Managed Assets. “Managed Assets” means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness), minus the Fund’s liabilities incurred in the normal course of operations other than liabilities relating to indebtedness. The Board noted that the previous Management Fee was calculated at the annual rate of 1.350% of the Fund’s average monthly Managed Assets. Similarly, the Board also considered a proposal to change the Incentive Fee payable by the Fund to the Advisor so that the Incentive Fee (as set forth above) is calculated and accrued on a daily, as opposed to a monthly, basis. Finally, the Board considered that no other material terms of the Advisory Agreement were changing. The Board noted that calculating the Fund’s Advisory Fees on a daily, as opposed to a monthly, basis will assist the Fund by: (1) allowing the Fund to meet client demands, given that a number of existing distributors have indicated the strong preference for daily priced vehicles and (2) providing increased pricing frequency to shareholders.

In addition to the materials presented to the Board and discussions with the Advisor at the July 2025 Meeting, the Trustees also took note of information provided to and considered by the Board in connection with its most recent renewal of the Prior Advisory Agreement at the February 2025 Meeting, and in other prior meetings of the Board throughout the last year. At the February 2025 Meeting, the Board considered comparative performance, fee, expense and profitability information and approved the continuation of the Prior Advisory Agreement for another year based on these considerations that would not differ upon the proposed changes to accommodate a change to daily pricing and calculation of the Fund’s NAV. At the February 2025 Board Meeting, the Board specifically reviewed and analyzed the factors as set forth below.3

Nature, Extent and Quality of Services. The Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history. The Board also considered the significant risks assumed by the Advisor in connection with the services to be provided to the Fund and the quality of the performance of the Advisor’s duties with respect to other funds in the John Hancock group of funds complex (the “John Hancock Fund Complex”). The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Fund.

Investment Performance. In connection with the consideration of the Advisory Agreement, the Board reviewed information about the Fund’s performance, including the comparative performance of an applicable benchmark index and comparable funds. The Board also took into account the Advisor’s analysis of the Fund’s performance and its plans and recommendations regarding the Fund’s subadvisory arrangements generally. The Board concluded that the Fund’s performance has generally been in line with or outperformed the historical performance of the Fund’s benchmark index.

Fees and Expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the Fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the Fund, in light of the nature, extent, and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board also took into account management’s discussion with respect to the Management Fee and the fees of the Subadvisor, including the amount of the advisory fee to be retained by the Advisor after payment of any subadvisory fees, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor, and not the Fund, would be responsible for paying any subadvisory fees and that such fees are negotiated at arm’s length with respect to the Subadvisor. The Board also took into account that management has agreed to implement an overall fee waiver across a number of funds in the John Hancock Fund Complex. The Board concluded that the Advisory Fees to be paid by the Fund are reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the Advisory Agreement.

Profitability/Fall Out Benefits. The Board considered the costs of services to be provided by the Advisor, including administrative services provided to the Fund on a cost basis pursuant to an administrative services agreement, and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Fund. The Board reviewed financial and profitability information related to the Advisor, the Fund, and the John Hancock Fund Complex as a whole. The Board noted that affiliates of the Advisor provide distribution services to the Fund, and that the Fund’s distributor also receives Rule 12b-1 payments to support distribution of the Fund. The Board also considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Fund directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Fund and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board. Based upon its review, the Board concluded that the projected level of profitability, if any, of the Advisor and its affiliates from their relationship with the Fund was reasonable and not excessive.

Economies of Scale. In considering the extent to which economies of scale would be realized if the Fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board considered that the Advisor contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the Fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. This waiver is allocated proportionally among the participating portfolios. The Board also took into account management’s discussion of the Fund’s advisory fee structure, including the Incentive Fee, and noted the potential effect of the Fund’s future growth in size on its performance and fees.

Vote Required

Approval of the Advisory Agreement requires the approval of the holders of a majority of the Fund’s outstanding voting securities, which means the lesser of: (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting; or (b) more than 50% of outstanding shares of the Fund.

[3]

Additional information regarding the Board’s consideration of the Prior Advisory Agreement at the February 2025 Meeting is discussed in greater detail in the Fund’s semi-annual report for the period ended April 30, 2025, which were filed with the SEC on Form N-CSRS on July 2, 2025.

Proposal 3 — Approval of an Amendment to the Subadvisory Agreement between John Hancock Investment Management LLC and Marathon Asset Management, L.P.

Introduction

The Board recommends a vote FOR the approval of the amendment to the Subadvisory Agreement (collectively, the “Subadvisory Agreement”) between the Advisor and Marathon Asset Management, L.P. (the “Subadvisor”). The Subadvisory Agreement is substantially similar to the prior subadvisory agreement dated and approved by the Board on February 5, 2025 (the “Prior Subadvisory Agreement”), except for a proposed change to the manner in which the fees payable by the Advisor to the Subadvisor will be calculated. There will be no increase in the fee rate payable under the Subadvisory Fee or Incentive Fee (each as defined below)4 payable by the Advisor to the Subadvisor as a consequence of the proposed amendment. Currently, the Subadvisory Fee is calculated and accrued at the annual rate of 0.625% of the Fund’s average monthly Managed Assets (as defined below). The new Subadvisory Fee shall be calculated and accrued at the annual rate of 0.625% of the Fund’s average daily Managed Assets. Similarly, the current Incentive Fee is calculated and accrued on a monthly basis, whereas the new Incentive Fee will be calculated at the same fee rate and accrued on a daily basis.

Information about the Subadvisor

The Advisor has engaged Marathon Asset Management, L.P. as a subadvisor to the Fund. The Subadvisor is a registered investment adviser with the SEC under the Advisers Act and is a Delaware limited partnership. The Subadvisor handles the Fund’s portfolio management activities, subject to oversight by the Advisor.

The Subadvisor is a global credit manager formed in 1998 by Chairman and CEO Bruce Richards and CIO Louis Hanover. With offices in New York City, Miami, Los Angeles, London, and Luxembourg the firm has approximately 191 employees worldwide as of December 31, 2024. The Subadvisor deploys capital in the public and private credit markets, corporate loans and bonds, emerging market debt and structured credit markets, including real estate and asset-based lending. The Subadvisor is located at One Bryant Park, 38th Floor, New York, NY 10036. As of March 31, 2025, the Subadvisor had total assets under management of approximately $22.747 billion.

The Subadvisory Agreement

Summary of the Subadvisory Agreement. The Subadvisory Agreement, if approved by shareholders as proposed, will continue to provide that the Subadvisor manages the investment and reinvestment of the assets of the Fund, subject to the supervision of the Board and the Advisor. The Subadvisor formulates a continuous investment program for the Fund consistent with its investment objective and policies outlined in the Fund’s Prospectus. The Subadvisor implements such programs by purchases and sales of securities, instruments and other assets (including the placing of orders or the usage of special purpose vehicles for such purchases and sales), entering into derivative transactions to the extent authorized by its registration statement, and managing all cash in the Fund, and regularly reports to the Advisor and the Board with respect to the implementation of such programs. The Subadvisor, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the Fund.

Pursuant to the Subadvisory Agreement, if approved by shareholders as proposed, the Subadvisor will receive both a Subadvisory Fee and Incentive Fee, each of which will be paid by the Advisor.5

If the Subadvisory Agreement is approved by shareholders as proposed, the Subadvisor shall be paid by the Advisor at the end of each calendar month a fee at the annual rate of 0.625% of the average daily value of the Managed Assets of the Fund (the “Subadvisory Fee”). The term “Managed Assets” means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness), minus the Fund’s liabilities incurred in the normal course of operations other than liabilities relating to indebtedness.

[4]	For purposes of this Proposal 3, “Incentive Fee” refers to the incentive fee to be paid by the Advisor to the Subadvisor pursuant to the terms of the Subadvisory Agreement.
[5]

For the avoidance of doubt, the Subadvisor will continue to provide the services listed above and be entitled to receive a Subadvisory Fee and Incentive Fee, each of which will be paid by the Advisor, pursuant to the terms of the Prior Subadvisory Agreement even if the Subadvisory Agreement is not approved by shareholders as proposed.

The Incentive Fee is earned on Pre-Incentive Fee Net Investment Income, as defined below, attributable to each class of shares of the Fund, and shall be calculated and accrued on a daily basis while being determined and payable in arrears as of the end of each fiscal quarter.

Thus, the calculation of the Incentive Fee for each fiscal quarter is as follows:

•

No Incentive Fee shall be payable in any fiscal quarter in which the Pre-Incentive Fee Net Investment Income attributable to the share class does not exceed a quarterly return of 1.25% per quarter based on the share class’s average beginning daily net assets for the applicable quarterly payment period (calculated in accordance with US GAAP and gross of any accrued (but unpaid) performance fee if applicable during the payment period) (the “Quarterly Return”), or 5.00% annualized;

•

All Pre-Incentive Fee Net Investment Income attributable to the share class (if any) that exceeds the Quarterly Return, but is less than or equal to 1.4286% of the average beginning daily net assets of that share class (calculated in accordance with US GAAP and gross of any accrued (but unpaid) performance fee if applicable during the payment period) for the fiscal quarter (5.714% annualized), shall be payable to the Advisor; and

•

For any fiscal quarter in which Pre-Incentive Fee Net Investment Income attributable to the share class exceeds 1.4286% of the share class’s average beginning daily net assets (calculated in accordance with US GAAP and gross of any accrued (but unpaid) performance fee if applicable during the payment period), the Incentive Fee with respect to that share class shall equal 12.5% of Pre-Incentive Fee Net Investment Income attributable to the share class.

“Pre-Incentive Fee Net Investment Income,” with respect to each share class, is defined as the share class’s share of net investment income (allocated based on the NAV of the share class relative to the Fund as a whole), which will include investment income earned by the Fund (i.e., interest income, dividend income, etc.) reduced by (1) Fund-related investment expenses (i.e., interest and dividend expense, expenses related to the execution of the investment strategy) and (2) after subtracting any reimbursement made by the Advisor to the Fund pursuant to any expense waiver or cap arrangement agreed to between the Advisor and the Fund, any other Fund expenses, determined in accordance with US GAAP prior to application of the Incentive Fee, except that such “other Fund expenses” shall not include, without limitation, any payments under a Rule 12b-1 plan.

The Subadvisory Agreement, if approved by shareholders as proposed, will continue in effect from year to year if its continuance is approved annually by either the Board or the vote of a majority of the outstanding shares of the Fund, respectively, provided that, in either event, the continuance also is approved by a majority of the Independent Trustees by vote cast at a meeting called for the purpose of voting on such approval. The Subadvisory Agreement also provides that it will terminate automatically in the event of its “assignment” (as defined in the 1940 Act). Under its terms, the Subadvisory Agreement is terminable without penalty, on 60 days prior written notice to the Advisor and Subadvisor, by the Board or by a vote of a majority of the outstanding shares of the Fund, or by the Advisor or Subadvisor on 60 days prior written notice to the Fund and the other party.

The Subadvisory Agreement, if approved by shareholders as proposed, will continue to provide that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Subadvisor and any trustee, officer, member or employee thereof, will not be liable to the Fund, for any loss suffered by the Advisor or the Fund resulting from its acts or omissions as Subadvisor to the Fund.

The amendment to the Subadvisory Agreement between John Hancock Investment Management LLC and Marathon Asset Management, L.P., and the Subadvisory Agreement between John Hancock Investment Management LLC and Marathon Asset Management, L.P., as amended, are attached hereto as Schedule C and Schedule D, respectively. Please take the time to read the Subadvisory Agreement. The description of the Subadvisory Agreement provided herein is only a summary. If the Subadvisory Agreement with the Subadvisor is not approved by shareholders, the Prior Subadvisory Agreement will remain in effect and the timing of the calculation and accrual of the Fund’s Subadvisory Fee and Incentive Fee rates, as well as the associated calculation of the NAV of the Fund, will remain the same. In addition, the Board will consider other options, including a new or modified request for shareholder approval of a new subadvisory agreement.

Other than the method of calculating and paying the Subadvisory Fee and Incentive Fee payable under the Subadvisory Agreement, no changes are proposed to the terms of the Prior Subadvisory Agreement approved by the Board at a meeting held February 5, 2025 (the “February 2025 Meeting”). The Independent Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors considered in evaluating the Prior Subadvisory Agreement at the February 2025 Meeting.

Summary of the Board’s Consideration of the Subadvisory Agreement. At a meeting of the Board held July 9, 2025 (the “July 2025 Meeting”), the Board approved proposed changes to the Subadvisory Fee and Incentive Fee payable by the Advisor to the Subadvisor under the Subadvisory Agreement to accommodate a change to daily pricing and calculation of the Fund’s NAV. In this regard, the Board considered that daily accruals of fees are necessary and appropriate to ensure that shareholders investing in the Fund are paying a price that accurately and fairly reflects the Fund’s expenses. The Board also considered that the Subadvisory Fee and Incentive Fee rates are not changing, and that the change in accrual times are not expected to result in materially different amounts of fees paid.

More specifically, the Board considered a proposal to change the Subadvisory Fee payable by the Advisor to the Subadvisor at the end of each calendar month to a fee at the annual rate of 0.625% calculated on the Fund’s average daily value of the Fund’s Managed Assets. “Managed Assets” means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness), minus the Fund’s liabilities incurred in the normal course of operations other than liabilities relating to indebtedness. The Board noted that the previous Subadvisory Fee was calculated at the annual rate of 0.0625% of the Fund’s average monthly Managed Assets. Similarly, the Board also considered a proposal to change the Incentive Fee payable by the Advisor to the Subadvisor so that the Incentive Fee (as set forth above) is calculated and accrued on a daily, as opposed to a monthly, basis. Finally, the Board considered that no other material terms of the Subadvisory Agreement were changing. The Board noted that calculating the Fund’s Subadvisory Fee and Incentive Fee on a daily, as opposed to a monthly, basis will assist the Fund by: (1) allowing the Fund to meet client demands, given that a number of existing distributors have indicated the strong preference for daily priced vehicles and (2) providing increased pricing frequency to shareholders.

In addition to the materials presented to the Board and discussions with the Advisor at the July 2025 Meeting, the Trustees also took note of information provided to and considered by the Board in connection with its most recent renewal of the Prior Subadvisory Agreement at the February 2025 Meeting, and in other prior meetings of the Board throughout the last year. At the February 2025 Meeting, the Board considered comparative performance, fee, expense and profitability information and approved the continuation of the Prior Subadvisory Agreement for another year based on these considerations that would not differ upon the proposed changes to accommodate a change to daily pricing and calculation of the Fund’s net asset value. The Board specifically reviewed and analyzed the factors as set forth below.6

Nature, Extent and Quality of Services. The Board received and reviewed information provided to the Board by the Subadvisor relating to its operations and personnel, descriptions of its organization, management, and compensation structure, and information regarding the Subadvisor’s compliance program and regulatory history. The Board took into account the Subadvisor’s investment process, philosophy, and financial condition. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars. The Board concluded that the Subadvisor has extensive experience and demonstrated skills as a manager and may reasonably be expected to provide a high quality of investment management services to the Fund.

Subadvisor Compensation. In considering the cost of services provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the Fund, and that the Advisor negotiated the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services provided and the profits realized by the Subadvisor from its relationship with the Fund were not a factor in the Board’s consideration of the Subadvisory Agreement.

The Board also reviewed information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

Subadvisor Fees. The Board considered that the Fund pays Advisory Fees to the Advisor, consisting of a base Management Fee and an Incentive Fee, and that, in turn, the Advisor pays the full amount of the Incentive Fee to the Subadvisor and a portion of the base Management Fee. The Board considered that, to the extent the Incentive Fee is earned and paid to the Subadvisor, the Incentive Fee effectively results in a higher rate of total compensation from the Advisor to the Subadvisor than the base Management Fee rate stated in the Subadvisory Agreement. The Board also considered the Fund’s Subadvisory Fee and Incentive Fee, as compared to similarly situated investment companies deemed to be comparable to the Fund, as applicable. The Board concluded that the Subadvisory Fee and Incentive Fee are reasonable in relation to the level and quality of services provided under the Subadvisory Agreement.

Subadvisor Performance. The Board considered the Fund’s performance as compared to the Fund’s peer group median and the benchmark index and noted the Subadvisor’s long-term performance record for similar accounts, as applicable. The Board noted that the performance of the Fund has generally been in line with or outperformed the Fund’s benchmark index.

Vote Required

Approval of the Subadvisory Agreement requires the approval of the holders of a majority of the Fund’s outstanding voting securities, which means the lesser of: (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting; or (b) more than 50% of outstanding shares of the Fund.

[6]

Additional information regarding the Board’s consideration of the Prior Subadvisory Agreement at the February 2025 Meeting is discussed in greater detail in the Fund’s semi-annual report for the period ended April 30, 2025, which were filed with the SEC on Form N-CSRS on July 2, 2025.

Shareholders and Voting Information

Shares of the Fund are offered to the public, including various institutional investors.

For purposes of the 1940 Act, any person who owns “beneficially” more than 25% of the outstanding shares of the Fund is presumed to “control” the Fund. Shares are generally deemed to be beneficially owned by a person who has the power to vote or dispose of the shares. Consequently, an entity that is deemed to have the power to vote or dispose of more than 25% of the shares of the Fund will be presumed to control the Fund.

The Subadvisor and affiliates of the Advisor have invested in the Fund and are shareholders as of the Record Date. In addition, certain affiliated funds also may invest in the Fund (“Affiliated Funds”), including as of the Record Date. To eliminate any potential conflict of interest, the Advisor and its affiliates will “mirror vote” shares of the Fund owned by the Advisor, by one of the Advisor’s affiliates and by an Affiliated Fund. Mirror voting involves voting in proportion to the percentage of favorable and unfavorable votes cast by the Fund’s other shareholders. The Subadvisor will mirror vote shares of the Fund owned by it or one of its affiliates.

Information regarding the number of shares outstanding for the Fund, and share ownership of the Fund, as of the Record Date or such other recent date as may be indicated, is set forth in Schedule E (“Outstanding Shares and Share Ownership”) to this Proxy Statement.

The Fund will furnish, without charge, a copy of its most recent annual report and semi-annual report to any shareholder upon request. Requests should be directed to John Hancock Marathon Asset-Based Lending Fund, 200 Berkeley Street, Boston, MA 02116, or by calling 800-225-6020. Copies of these reports are also available on the Internet at https://www.jhinvestments.com/resources/all-resources/other/john-hancock-asset-based-lending-fund/.

Voting Procedures

Each proposal requires the affirmative vote of a majority of the Fund’s outstanding voting securities, which means the lesser of: (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting; or (b) more than 50% of outstanding shares of the Fund.

Proxies may be revoked at any time prior to the voting of the shares represented thereby by: (i) submitting to the Fund a written notice of revocation or a subsequently executed proxy; (ii) by calling the toll-free telephone number; or (iii) attending the Meeting and voting in person. All valid proxies will be voted in accordance with specifications thereon, or in the absence of specifications, for approval of one or more proposals.

Shareholders do not have dissenters’ rights of appraisal in connection with the proposals. If sufficient proxies are not obtained to approve the proposals, the Board will consider what other action is appropriate and in the best interests of shareholders.

Quorum. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting or any adjournment of the Meeting. The holders of one-quarter of the issued and outstanding shares of the Fund at the close of business on that date present in person or by proxy will constitute a quorum for the Meeting. A quorum, once established at a meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum.

Shareholders are entitled to one vote for each share held, and each fractional share shall be entitled to a proportionate vote. No shares have cumulative voting rights.

In the event the necessary quorum to transact business or the vote required to approve one or more proposals is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to one or more proposals in accordance with applicable law to permit further solicitation of proxies. The chair of the Meeting may adjourn the Meeting to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the date, time and place are announced at the Meeting at which the adjournment is taken. No shareholder vote is required for adjournment. At the adjourned meeting, the Fund may transact such business which properly may have been transacted at the Meeting. Any adjourned meeting may be held as adjourned one or more times without further notice on a date that is a reasonable time after the date of the Meeting.

Abstentions. Abstentions (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or the persons entitled to vote; and (ii) the broker or nominee indicates on the proxy that it does not have discretionary voting power on a particular matter) are counted as shares entitled to vote and present at the Meeting in determining whether a quorum is present but do not count as votes cast “for” any of the proposals. An abstention will not be counted as a vote cast on any proposal.

Broker “Non-Votes.” The Fund understands that, under the rules of the New York Stock Exchange (the “NYSE”), broker-dealer firms that hold shares of a fund in “street name” may, for certain “routine” matters, grant discretionary authority to the proxies designated by the Board to vote without instructions from their customers and clients if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. “Broker non-votes” are shares held by brokers or nominees, typically in “street name,” for which the broker or nominee returns a completed proxy but are not voted because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary authority to vote such shares on a particular matter. Broker non-votes typically occur when both routine and non-routine proposals are being considered at a meeting. The proposals described in this Proxy Statement are not considered “routine” matters for which, under the rules of the NYSE, uninstructed shares may be voted by broker-dealers. As a result, it is expected that there will not be broker non-votes at the Meeting.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Cost of Preparation of Proxy Materials. The costs of the preparation of these proxy materials, which are expected to be approximately $130,000, will be borne by the Advisor.

Solicitation and Distribution of Proxies. In addition to the preparation of these proxy materials, proxies will be mailed and may be solicited by telephone, by fax, by email, or in person by the Trustees, officers and employees of the Fund; by personnel of the Advisor or Subadvisor, their affiliates, or by broker-dealer firms. Morrow Sodali Fund Solutions LLC has been retained to assist in the mailing and solicitation of proxies at a cost of approximately $7,500 inclusive of postage and printing. The costs of the distribution of these proxy materials and any proxy solicitation will be borne by the Fund.

Telephone Voting

In addition to soliciting proxies by mail or in person, the Fund may also arrange to have votes recorded by telephone by officers and employees of the Fund or by the personnel of the Advisor. The telephone voting procedure is designed to verify a shareholder’s identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder’s instructions and to confirm that the voting instructions have been properly recorded. Morrow Sodali Fund Solutions LLC has been retained to assist in the recording of votes by telephone, if any.

A shareholder will be called on a recorded line at the telephone number in the Fund’s account records and will be asked to provide certain identifying information.

The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the Meeting in accordance with the shareholder’s instructions.

Alternatively, a shareholder may call to vote by taking the following steps:

•	Read the Proxy Statement and have your proxy card at hand.

•	Call the toll-free-number located on your proxy card.

•	Enter the “control number” found on the front of your proxy card.

•	Follow recorded instructions to cast your vote.

To ensure that the shareholder’s instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions. If the shareholder decides after voting by telephone to attend the Meeting, the shareholder can revoke the proxy at that time and vote the shares at the Meeting.

Internet Voting

You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the Meeting. Do not mail the proxy card if you are voting via the Internet. To vote via the Internet, you will need the “control number” that appears on your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. If you are voting via the Internet, you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which costs you must bear.

To vote via the Internet:

•	Read the Proxy Statement and have your proxy card at hand.

•	Go to the website on the proxy card.

•	Enter the “control number” found on your proxy card.

•	Follow the instructions on the website.

To ensure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission

Other Matters

The Board does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

The Fund is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Fund must be received by the Fund a reasonable time before the Fund’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

BY ORDER OF THE BOARD OF TRUSTEES

[August 12, 2025]

Boston, Massachusetts

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE OR, ALTERNATIVELY, TO VOTE BY TOUCH-TONE TELEPHONE OR THE INTERNET. IF SHAREHOLDERS DO NOT RETURN THEIR PROXIES IN SUFFICIENT NUMBERS, IT MAY RESULT IN THE NEED FOR ADDITIONAL SHAREHOLDER SOLICITATION EFFORTS.

Schedules

PROXY STATEMENT OF

JOHN HANCOCK MARATHON ASSET-BASED LENDING FUND

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 9, 2025

Schedule A	Amendment to the Advisory Agreement between the Fund and John Hancock Investment Management LLC

Schedule B	Advisory Agreement between the Fund and John Hancock Investment Management LLC, as amended

Schedule C	Amendment to the Subadvisory Agreement between John Hancock Investment Management LLC and Marathon Asset Management, L.P.

Schedule D	Subadvisory Agreement between John Hancock Investment Management LLC and Marathon Asset Management, L.P., as amended

Schedule E	Outstanding Shares and Share Ownership

John Hancock Investment Management Distributors LLC

MEMBER FINRA / SIPC

200 Berkeley Street

Boston, MA 02116

1-800-225-5291

www.jhinvestments.com

SCHEDULE A

AMENDMENT TO THE ADVISORY AGREEMENT BETWEEN THE FUND

AND JOHN HANCOCK INVESTMENT MANAGEMENT LLC

AMENDMENT (the “Amendment”) made this _________________, 20__, to the Advisory Agreement dated June 15, 2022, as amended and restated January 11, 2023 (the “Agreement”), between John Hancock Marathon Asset-Based Lending Fund, a Massachusetts business trust (the “Fund”) and John Hancock Investment Management LLC, a Delaware limited liability company (“JHIM” or the “Adviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.	CHANGE IN APPENDIX A

The Adviser Fee and Incentive Fee are amended as set forth in Appendix A.

2.	EFFECTIVE DATE

The Amendment shall become effective with respect to the Fund on the later of:

(i)	date of its execution,

(ii)	approval by the Board of Trustees of the Fund of the Amendment, and

(iii)	approval by the shareholders of the Fund of the Amendment.

3.	DEFINED TERMS

Unless otherwise defined herein, capitalized terms used herein have the meanings specified in or pursuant to the Agreement.

4.	OTHER TERMS OF THE AGREEMENT

Except as specifically amended hereby, all of the terms and conditions of the Agreement shall continue to be in full force and effect and shall be binding upon the parties in accordance with their respective terms.

John Hancock Marathon Asset-Based Lending Fund

By:

John Hancock Investment Management LLC

By:

A-1

APPENDIX A

Advisory Fee Schedules

The Adviser shall serve as investment adviser for the Fund. The Fund will pay the Adviser, as full compensation for all services provided under this Agreement with respect to the Fund, an advisory fee accrued daily and paid monthly and an incentive fee as set forth below.

Adviser Fee

For the services rendered and the expenses assumed by the Adviser, the Fund shall pay to the Adviser at the end of each calendar month a fee (the “Adviser Fee”) at the annual rate of 1.350% of the average daily value of the portfolio’s Managed Assets. “Managed Assets” means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness), minus the Fund’s liabilities incurred in the normal course of operations other than liabilities relating to indebtedness.

The fee for the period from the Effective Date of the Agreement to the end of the month during which the Effective Date occurs will be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month will be prorated according to the proportion that such period bears to the full monthly period and will be payable upon the date of termination of this Agreement.

For the purpose of determining fees payable, the value of the Fund’s assets will be computed at the times and in the manner specified in the Fund’s registration statement as of the close of business on the previous business day of the Fund.

Incentive Fee

The Fund will also pay the Adviser an incentive fee (the “Incentive Fee”) as set forth below. In the case of a liquidation of the Fund or if this Agreement is terminated, the Incentive Fee will also become payable as of the effective date of liquidation or termination.

The Incentive Fee is earned on Pre-Incentive Fee Net Investment Income, as defined below, attributable to any class of the Fund’s common shares established from time to time (“Class”), and shall be calculated and accrued on a daily basis while being determined and payable in arrears as of the end of each fiscal quarter. With respect to each Class, the Incentive Fee for each fiscal quarter will be calculated as follows:

(i) No Incentive Fee will be payable in any fiscal quarter in which the Pre- Incentive Fee Net Investment Income attributable to the Class does not exceed a quarterly return of 1.25% per quarter based on the Class’s average beginning daily net assets for the applicable quarterly payment period (calculated in accordance with US GAAP and gross of any accrued (but unpaid) performance fee if applicable during the payment period) (the “Quarterly Return”), or 5.00% annualized.

(ii) All Pre-Incentive Fee Net Investment Income attributable to the Class (if any) that exceeds the Quarterly Return, but is less than or equal to 1.4286% of the average beginning daily net assets of that Class (calculated in accordance with US GAAP and gross of any accrued (but unpaid) performance fee if applicable during the payment period) for the fiscal quarter (5.714% annualized), will be payable to the Adviser.

(iii) For any fiscal quarter in which Pre-Incentive Fee Net Investment Income attributable to the Class exceeds 1.4286% of the Class’s average beginning daily net assets (calculated in accordance with US GAAP and gross of any accrued (but unpaid) performance fee if applicable during the payment period), the Incentive Fee with respect to that Class shall equal 12.5% of Pre-Incentive Fee Net Investment Income attributable to the Class.

(iv) “Pre-Incentive Fee Net Investment Income,” with respect to each Class, is defined as the Class’s share of net investment income (allocated based on the net asset value of the Class relative to the Fund as a whole), which will include investment income earned by the Fund (i.e., interest income, dividend income, etc.) reduced by (1) Fund- related investment expenses (i.e., interest and dividend expense, expenses related to the execution of the investment strategy) and (2) after subtracting any reimbursement made by the Adviser to the Fund pursuant to any expense waiver or cap arrangement agreed to between the Adviser and the Fund, any other Fund expenses determined in accordance with US GAAP prior to the application of the Incentive Fee, except that such “other Portfolio expenses” shall not include, without limitation, any payments under a Rule 12b-1 plan.

A-2

SCHEDULE B

JOHN HANCOCK ASSET-BASED LENDING FUND

FORM OF ADVISORY AGREEMENT

Agreement dated June 15, 2022, as amended and restated January 11, 2023, between John Hancock Asset-Based Lending Fund, a Massachusetts business trust (the “Fund”), and John Hancock Investment Management LLC, a Delaware limited liability company (“JHIM” or the “Adviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.	APPOINTMENT OF ADVISER

The Fund hereby appoints JHIM, subject to the supervision of the Trustees of the Fund and the terms of this Agreement, as the investment adviser for the Fund. The Adviser accepts such appointment and agrees to render the services and to assume the obligations set forth in this Agreement commencing on its effective date. The Adviser will be an independent contractor and will have no authority to act for or represent the Fund in any way or otherwise be deemed an agent unless expressly authorized in this Agreement or another writing by the Fund and the Adviser.

2.	DUTIES OF THE ADVISER

a.

Subject to the general supervision of the Trustees of the Fund and the terms of this Agreement, the Adviser will at its own expense, except as noted below, select and contract with investment subadvisers (“Subadvisers”) to manage the investments and determine the composition of the assets of the Fund and any direct or indirect subsidiaries thereof which may include special purpose vehicles (collectively, “Subsidiaries”); provided, that any contract with a Subadviser (a “Subadvisory Agreement”) shall be in compliance with and approved as required by the Investment Company Act of 1940, as amended (the “1940 Act”), except for such exemptions therefrom as may be granted to the Fund or the Adviser. Subject always to the direction and control of the Trustees of the Fund, the Adviser will monitor the Subadviser’s management of the Fund’s investment operations in accordance with the investment objectives and related investment policies, as set forth in the Fund’s registration statement under management of such Subadviser and review and report to the Trustees of the Fund on the performance of such Subadviser.

b.	The Adviser shall furnish to the Fund the following:

(i) Office and Other Facilities. - The Adviser shall furnish to the Fund office space in the offices of the Adviser or in such other place as may be agreed upon by the parties hereto from time to time, and all necessary office facilities and equipment.

(ii) Trustees and Officers. - The Adviser agrees to permit individuals who are directors, officers or employees of the Adviser to serve (if duly elected or appointed) as Trustees or President of the Fund without remuneration from or other cost to the Fund.

(iii) Investment Personnel. - The Adviser shall furnish to the Fund any personnel necessary for the oversight and/or conduct of the investment operations of the Fund. For the elimination of doubt, however, the Adviser shall not be obligated to furnish to the Fund pursuant to this Agreement personnel for the performance of functions: (a) related to and to be performed under any other separate contract from time-to-time in effect between the Fund and the Adviser or another party for legal, accounting, administrative and other any other non-investment related services; (b) related to and to be performed under the Fund contract for custodial, bookkeeping, transfer and dividend disbursing agency services by the bank or other financial institution selected to perform such services; or (c) related to the investment subadvisory services to be provided by any Subadviser pursuant to a Subadvisory Agreement.

(iv) Reports to Fund. - The Adviser shall furnish to, or place at the disposal of, the Fund such information, reports, valuations, analyses and opinions as the Fund may, at any time or from time to time, reasonably request or as the Adviser may deem helpful to the Fund, provided that the expenses associated with any such materials furnished by the Adviser at the request of the Fund shall be borne by the Fund.

c.

In addition to negotiating and contracting with Subadvisers as set forth in section (2)(a) of this Agreement and providing facilities, personnel and services as set forth in section (2)(b), the Adviser will pay the compensation of the President and Trustees of the Fund who are also directors, officers or employees of the Adviser or its affiliates.

d.

The Adviser may elect to manage the investments and determine the composition of the assets of the Fund, subject to the approval of the Trustees of the Fund. In the event of such election, the Adviser, subject always to the direction and control of the Trustees of the Fund, will manage the investments and determine the composition of the assets of the Fund (inclusive of any Subsidiaries) in accordance with the Fund’s registration statement, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Fund, the Adviser:

(i) will obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Fund or are under consideration for inclusion in the Fund;

(ii) will formulate and implement a continuous investment program for the Fund consistent with the investment objectives and related investment policies for the Fund as described in the Fund’s registration statement, as amended;

(iii) will take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

(iv) will regularly report to the Trustees of the Fund with respect to the implementation of these investment programs;

(v) will provide assistance to the Fund’s Custodian regarding the fair value of securities held by the Fund for which market quotations are not readily available;

(vi) will furnish, at its expense: (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully; and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Fund (excluding any such services that are the subject of a separate agreement as may from time to time be in effect between the Fund and the Adviser or another party);

(vii) will select brokers and dealers to effect all transactions subject to the following conditions: the Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable; the Adviser is directed at all times to seek to execute brokerage transactions for the Fund in accordance with such policies or practices as may be established by the Trustees and described in the Fund’s registration statement as amended; the Adviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Adviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Adviser’s overall responsibilities with respect to accounts managed by the Adviser; and the Adviser may use for the benefit of its other clients, or make available to companies affiliated with the Adviser for the benefit of such companies or their clients, any such brokerage and research services that the Adviser obtains from brokers or dealers;

(viii) to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, on occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Adviser, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner the Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients;

(ix) will maintain all accounts, books and records with respect to the Fund as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and the rules thereunder; and

(x) will vote all proxies received in connection with securities held by the Fund.

3.	EXPENSES ASSUMED BY THE FUND

The Fund will pay all expenses of its organization, operations and business not specifically assumed or agreed to be paid by the Adviser, as provided in this Agreement, or by a Subadviser, as provided in a Subadvisory Agreement. Without limiting the generality of the foregoing, in addition to certain expenses described in section 2 above, the Fund will pay its allocable share of such “Pre-Acquisition Expenses” and certain post-investment expenditures as set forth in the Subadvisory Agreement, and the Fund shall pay or arrange for the payment of the following:

a.

Edgarization, Printing and Mailing. - Costs of edgarization, printing and mailing (i) all registration statements (including all amendments thereto) and prospectuses/statements of additional information (including all supplements thereto), all annual, semiannual and periodic reports to shareholders of the Fund, regulatory authorities or others, (ii) all notices and proxy solicitation materials furnished to shareholders of the Fund or regulatory authorities and (iii) all tax returns;

b.

Compensation of Officers and Trustees. - Compensation of the officers and Trustees of the Fund (other than persons serving as President or Trustee of the Fund who are also directors, officers or employees of the Adviser or its affiliates);

c.

Registration and Filing Fees. - Registration, filing, blue sky and other fees in connection with requirements of regulatory authorities, including, without limitation, all fees and expenses of registering and maintaining the registration of the Fund under the 1940 Act and the registration of the Fund’s shares under the Securities Act of 1933, as amended;

d.	Custodial Services. - The charges and expenses of the custodian appointed by the Fund for custodial services;

e.	Administrative Services. The charges and expenses of the administrative services of the Fund;

f.	Accounting Fees. - The charges and expenses of the independent accountants retained by the Fund;

g.	Transfer, Bookkeeping and Dividend Disbursing Agents. - The charges and expenses of any transfer, bookkeeping and dividend disbursing agents appointed by the Fund;

h.	Commissions. - Broker’s commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

i.	Taxes. - Taxes and corporate fees payable by the Fund to federal, state or other governmental agencies and the expenses incurred in the preparation of all tax returns;

j.	Stock Certificates. - The cost of stock certificates, if any, representing shares of the Fund;

k.	Legal Services. Legal services and expenses in connection with the affairs of the Fund, including registering and qualifying its shares with regulatory authorities;

l.	Membership Dues. - Association membership dues;

m.	Insurance Premiums. - Insurance premiums for fidelity, errors and omissions, directors and officers and other coverage;

n.	Shareholders and Trustees Meetings. - Expenses of shareholders and Trustees meetings;

o.	Pricing. - Pricing of the Fund and its shares, including the cost of any equipment or services used for obtaining price quotations and valuing Fund portfolio investments;

p.	Interest. - Interest on borrowings;

q.	Communication Equipment. - All charges for equipment or services used for communication between the Adviser or the Fund and the custodian, transfer agent or any other agent selected by the Fund;

r.

Investment Servicing. Any services, reimbursed by the Fund on a pro rata basis, provided in connection with investments held by the Fund, including but not limited to servicing, loan closing, and asset administration; and

s.

Nonrecurring and Extraordinary Expense. - Such nonrecurring expenses as may arise, including the costs of actions, suits, or proceedings to which the Fund is, or is threatened to be made, a party and the expenses the Fund may incur as a result of its legal obligation to provide indemnification to its Trustees, officers, agents and shareholders.

4.	COMPENSATION OF ADVISER

Subject to the provisions of section 2(d) of this Agreement, the Adviser shall be entitled to a fee with respect to the Fund as specified in Appendix A to this Agreement.

5.	NON-EXCLUSIVITY

The services of the Adviser to the Fund are not to be deemed to be exclusive, and the Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that the directors, officers and employees of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees or employees of any other firm or corporation, including other investment companies.

6.	SUPPLEMENTAL ARRANGEMENTS

The Adviser may enter into arrangements with other persons affiliated with the Adviser to better enable it to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Adviser.

7.	CONFLICTS OF INTEREST

It is understood that Trustees, officers, agents and shareholders of the Fund are or may be interested in the Adviser as directors, officers, stockholders, or otherwise; that directors, officers, agents and stockholders of the Adviser are or may be interested in the Fund as Trustees, officers, shareholders or otherwise; that the Adviser may be interested in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Fund or the organizational documents of the Adviser or by specific provision of applicable law.

8.	REGULATION

The Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

9.	DURATION AND TERMINATION OF AGREEMENT

This Agreement shall become effective on the later of (i) its execution and (ii) the date of the meeting of the shareholders of the Fund, at which meeting this Agreement is approved by the vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund (the “Effective Date”). The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Fund or by the vote of a majority of the outstanding voting securities of the Fund provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Fund who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective if a majority of the outstanding voting securities of the Fund votes to approve the Agreement or its continuance.

Following the effectiveness of the Agreement, if the Agreement terminates because the shareholders of the Fund fail to provide any requisite approval under the 1940 Act for the continued effectiveness of the Agreement, the Adviser will continue to act as investment adviser with respect to the Fund pending the required approval of the Agreement or its continuance or of a new contract with the Adviser or a different adviser or other definitive action; provided, that the compensation received by the Adviser in respect of the Fund during such period will be no more than its actual costs incurred in furnishing investment advisory and management services to the Fund or the amount it would have received under the Agreement in respect of the Fund, whichever is less; provided further, for the elimination of doubt, the failure of shareholders of the Fund to approve a proposed amendment to the Agreement is not a termination of the Agreement with respect to the Fund and, in such event, the Agreement shall continue with respect to the Fund as previously in force and effect.

This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Fund, by the vote of a majority of the outstanding voting securities of the Fund, on sixty days’ written notice to the Adviser, or by the Adviser on sixty days’ written notice to the Fund. This Agreement will automatically terminate, without payment of any penalty, in the event of its “assignment” (as defined in the 1940 Act).

10.	PROVISION OF CERTAIN INFORMATION BY ADVISER.

The Adviser will promptly notify the Fund in writing of the occurrence of any of the following:

a.

the Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b.

the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund; and

c.	the chief executive officer or managing member of the Adviser or the portfolio manager of the Fund changes.

11.	AMENDMENTS TO THE AGREEMENT

This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the outstanding voting securities of the Fund and by the vote of a majority of the Trustees of the Fund who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective if a majority of the outstanding voting securities of the Fund vote to approve the amendment.

12.	ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties.

HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

13.	NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Fund or Adviser in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this section.

14.	SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

15.	GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the 1940 Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the 1940 Act, the latter shall control.

16.	NAME OF THE FUND

The Fund may use the name “John Hancock” or any name or names derived from or similar to the names “John Hancock Investment Management LLC” or “John Hancock Life Insurance Company (U.S.A.),” a Michigan domiciled insurance company, only for so long as this Agreement remains in effect as to the Fund. At such time as this Agreement shall no longer be in effect as to the Fund, the Fund will (to the extent it lawfully can) cease to use such a name or any other name indicating that the Fund is advised by or otherwise connected with the Adviser. The Fund acknowledges that it has adopted the name John Hancock Asset-Based Lending Fund through permission of John Hancock Life Insurance Company (U.S.A.), and agrees that John Hancock Life Insurance Company (U.S.A.) reserves to itself and any successor to its business the right to grant the non-exclusive right to use the name “John Hancock” or any similar name or names to any other corporation or entity, including but not limited to any investment company of which John Hancock Life Insurance Company (U.S.A.) or any subsidiary or affiliate thereof shall be the investment adviser.

17.	LIMITATION OF LIABILITY UNDER THE DECLARATION OF TRUST

The Declaration of Trust establishing the Fund, dated September 27, 2021, a copy of which, together with all amendments thereto (the “Declaration”), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that no Trustee, shareholder, officer, employee or agent of the Fund shall be subject to any personal liability in connection with Fund property or the affairs of the Fund and that all persons shall look solely to the Fund for satisfaction of claims of any nature arising in connection with the affairs of the Fund.

18.	LIABILITY OF THE ADVISER

In the absence of (a) willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties hereunder, (b) reckless disregard by the Adviser of its obligations and duties hereunder, or (c) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund.

19.	EXECUTION

This Agreement and any amendments hereto and any notices or other communications hereunder that are required to be in writing may be in electronic form (including without limitation by facsimile and, in the case of notices and other communications, email) and may be executed by means of electronic signatures.

(THE REMAINDER OF THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK ASSET-BASED LENDING FUND

By:	/s/ Andrew G. Arnott
Name:	Andrew G. Arnott
Title:	President

JOHN HANCOCK INVESTMENT MANAGEMENT LLC

By:	/s/ Jay Aronowitz
Name:	Jay Aronowitz
Title:	Chief Investment Officer

APPENDIX A

Advisory Fee Schedules

The Adviser shall serve as investment adviser for the Fund. The Fund will pay the Adviser, as full compensation for all services provided under this Agreement with respect to the Fund an advisory fee and an incentive fee as set forth below .

Adviser Fee

For the services rendered and the expenses assumed by the Adviser, the Fund shall pay to the Adviser at the end of each calendar month a fee (the “Adviser Fee”) at the annual rate of 1.350% of the average monthly value of the portfolio’s Managed Assets. “Managed Assets” means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness), minus the Fund’s liabilities incurred in the normal course of operations other than liabilities relating to indebtedness.

The fee for the period from the Effective Date of the Agreement to the end of the month during which the Effective Date occurs will be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month will be prorated according to the proportion that such period bears to the full monthly period and will be payable upon the date of termination of this Agreement.

For the purpose of determining fees payable, the value of the Fund’s assets will be computed at the times and in the manner specified in the Fund’s registration statement.

Incentive Fee

The Fund will also pay the Adviser an incentive fee (the “Incentive Fee”) as set forth below. In the case of a liquidation of the Fund or if this Agreement is terminated, the Incentive Fee will also become payable as of the effective date of liquidation or termination.

The Incentive Fee is earned on Pre-Incentive Fee Net Investment Income, as defined below, attributable to any class of the Fund’s common shares established from time to time (“Class”), and shall be calculated and accrued on a monthly basis while being determined and payable in arrears as of the end of each fiscal quarter beginning on and after the commencement of the first fiscal quarter following the one-year anniversary of the Effective Date. With respect to each Class, the Incentive Fee for each fiscal quarter will be calculated as follows:

(i) No Incentive Fee will be payable in any fiscal quarter in which the Pre-Incentive Fee Net Investment Income attributable to the Class does not exceed a quarterly return of 1.25% per quarter based on the Class’s average beginning monthly net assets for the applicable quarterly payment period (calculated in accordance with US GAAP and gross of any accrued (but unpaid) performance fee if applicable during the payment period) (the “Quarterly Return”), or 5.00% annualized.

(ii) All Pre-Incentive Fee Net Investment Income attributable to the Class (if any) that exceeds the Quarterly Return, but is less than or equal to 1.4286% of the average beginning monthly net assets of that Class (calculated in accordance with US GAAP and gross of any accrued (but unpaid) performance fee if applicable during the payment period) for the fiscal quarter (5.714% annualized), will be payable to the Adviser.

(iii) For any fiscal quarter in which Pre-Incentive Fee Net Investment Income attributable to the Class exceeds 1.4286% of the Class’s average beginning monthly net assets (calculated in accordance with US GAAP and gross of any accrued (but unpaid) performance fee if applicable during the payment period), the Incentive Fee with respect to that Class shall equal 12.5% of Pre-Incentive Fee Net Investment Income attributable to the Class.

(iv) “Pre-Incentive Fee Net Investment Income,” with respect to each Class, is defined as the Class’s share of net investment income (allocated based on the net asset value of the Class relative to the Fund as a whole), which will include investment income earned by the Fund (i.e., interest income, dividend income, etc.) reduced by (1) Fund-related investment expenses (i.e., interest and dividend expense, expenses related to the execution of the investment strategy) and (2) after subtracting any reimbursement made by the Adviser to the Fund pursuant to any expense waiver or cap arrangement agreed to between the Adviser and the Fund, any other Fund expenses determined in accordance with US GAAP prior to the application of the Incentive Fee, except that such “other Portfolio expenses” shall not include, without limitation, any payments under a Rule 12b-1 plan.

SCHEDULE C

JOHN HANCOCK MARATHON ASSET-BASED LENDING FUND

AMENDMENT TO SUBADVISORY AGREEMENT

AMENDMENT (the “Amendment”) made this _________________, 20__, to the Subadvisory Agreement dated June 15, 2022 (the “Agreement”), between John Hancock Investment Management LLC, a Delaware limited liability company (“JHIM” or the “Adviser”) and Marathon Asset Management, LP (“Marathon or the “Subadviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.	CHANGE IN APPENDIX A

The Subadviser Fee and Incentive Fee are amended as set forth in Appendix A.

2.	EFFECTIVE DATE

The Amendment shall become effective with respect to John Hancock Marathon Asset-Based Lending Fund (the “Fund”), on the later of:

(i)	the date of its execution,

(ii)	approval by the Board of Trustees of the Fund of the Amendment, and

(iii)	approval by the shareholders of the Fund of the Amendment.

3.	DEFINED TERMS

Unless otherwise defined herein, capitalized terms used herein have the meanings specified in or pursuant to the Agreement.

4.	OTHER TERMS OF THE AGREEMENT

Except as specifically amended hereby, all of the terms and conditions of the Agreement shall continue to be in full force and effect and shall be binding upon the parties in accordance with their respective terms.

John Hancock Investment Management LLC

By:

Marathon Asset Management, LP

By:

C-1

APPENDIX A

The Subadviser shall serve as investment subadviser for the Portfolio. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to the Portfolio a Subadviser Fee and an Incentive Fee as set forth below. Notwithstanding any waiver or reduction of the Management Fee paid by the Fund to the Adviser, such waiver or reduction shall not reduce the Subadviser Fee or the Incentive Fee paid by the Adviser to the Subadviser, as set forth below, unless agreed to in writing by the Subadviser.

Subadviser Fee

For the services rendered and the expenses assumed by the Subadviser, the Adviser shall pay to the Subadviser at the end of each calendar month a fee (the “Subadviser Fee”) at the annual rate of 0.625% of the average daily value of the Portfolio’s Managed Assets. “Managed Assets” means the total assets of the Portfolio (including any assets attributable to any preferred shares that may be issued or to indebtedness), minus the Portfolio’s liabilities incurred in the normal course of operations other than liabilities relating to indebtedness.

The fee for the period from the Effective Date of the Agreement to the end of the month during which the Effective Date occurs will be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month will be prorated according to the proportion that such period bears to the full monthly period and will be payable upon the date of termination of this Agreement.

For the purpose of determining fees payable, the value of the Portfolio’s assets will be computed at the times and in the manner specified in the Portfolio’s registration statement.

Incentive Fee

The Adviser will also pay the Subadviser an Incentive Fee (the “Incentive Fee”) as set forth below. In the case of a liquidation of the Portfolio or if this Agreement is terminated, the Incentive Fee will also become payable as of the effective date of liquidation or termination.

The Incentive Fee is earned on Pre-Incentive Fee Net Investment Income, as defined below, attributable to any class of the Portfolio’s common shares established from time to time (“Class”), and shall be calculated and accrued on a daily basis while being determined and payable in arrears as of the end of each fiscal quarter. With respect to each Class, the Incentive Fee for each fiscal quarter will be calculated as follows:

(i) No Incentive Fee will be payable in any fiscal quarter in which the Pre-Incentive Fee Net Investment Income attributable to the Class does not exceed a quarterly return of 1.25% per quarter based on the Class’s average beginning daily net assets for the applicable quarterly payment period (calculated in accordance with US GAAP and gross of any accrued (but unpaid) performance fee if applicable during the payment period) (the “Quarterly Return”), or 5.00% annualized.

(ii) All Pre-Incentive Fee Net Investment Income attributable to the Class (if any) that exceeds the Quarterly Return, but is less than or equal to 1.4286% of the average beginning daily net assets of that Class (calculated in accordance with US GAAP and gross of any accrued (but unpaid) performance fee if applicable during the payment period) for the fiscal quarter (5.714% annualized), will be payable to the Adviser.

(iii) For any fiscal quarter in which Pre-Incentive Fee Net Investment Income attributable to the Class exceeds 1.4286% of the Class’s average beginning daily net assets (calculated in accordance with US GAAP and gross of any accrued (but unpaid) performance fee if applicable during the payment period), the Incentive Fee with respect to that Class shall equal 12.5% of Pre-Incentive Fee Net Investment Income attributable to the Class.

(iv) “Pre-Incentive Fee Net Investment Income,” with respect to each Class, is defined as the Class’s share of net investment income (allocated based on the net asset value of the Class relative to the Portfolio as a whole), which will include investment income earned by the Portfolio (i.e., interest income, dividend income, etc.) reduced by (1) Portfolio-related investment expenses (i.e., interest and dividend expense, expenses related to the execution of the investment strategy) and (2) after subtracting any reimbursement made by the Adviser to the Portfolio pursuant to any expense waiver or cap arrangement agreed to between the Adviser and the Portfolio, any other Portfolio expenses determined in accordance with US GAAP prior to the application of the Incentive Fee, except that such “other Portfolio expenses” shall not include, without limitation, any payments under a Rule 12b-1 plan.

C-2

SCHEDULE D

JOHN HANCOCK ASSET-BASED LENDING FUND

SUBADVISORY AGREEMENT

AGREEMENT made this 15th day of June, 2022, between John Hancock Investment 15thManagement LLC (formerly, John Hancock Advisers, LLC), a Delaware limited liability company (the “Adviser”), and Marathon Asset Management, LP, a Delaware limited partnership, (“Marathon” or the “Subadviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.	APPOINTMENT OF SUBADVISER

The Subadviser undertakes to act as the investment subadviser to and, subject to the supervision of the Trustees of John Hancock Asset-Based Lending Fund (the “Portfolio”) and the terms of this Agreement, to manage the investment and reinvestment of the assets of the Portfolio. The Subadviser will be an independent contractor and will have no authority to act for or represent the Portfolio or Adviser in any way or otherwise be deemed an agent unless expressly authorized in this Agreement or in another writing by the Portfolio and Adviser.

2.	SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

a.

Subject always to the direction and control of the Trustees of the Portfolio, the Subadviser will manage the investments and determine the composition of the assets of the Portfolio in accordance with the Portfolio’s ’s registration statement, as amended, or as subsequently amended in writing. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolio, the Subadviser will:

i.

obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolio or are under consideration for inclusion in the Portfolio;

ii.	formulate and implement a continuous investment program for the Portfolio consistent with the Portfolio’s registration statement, as amended, or as subsequently amended in writing;

iii.

take whatever steps are necessary to implement these investment programs by the negotiation, when applicable, and the purchase and sale of securities, instruments and other assets (including the placing of orders or the usage of special purpose vehicles for such purchases and sales), entering into derivative transactions to the extent authorized by a Portfolio’s registration statement and by managing all cash in the Portfolio (collectively, “Assets”);

iv.

manage required collateral levels in connection with the investment and reinvestment of the assets of the Portfolio. The Subadviser will provide instructions to the custodian for the Portfolio (the “Custodian”) to post collateral and to call for collateral from counterparties, as necessary, and will arrange for the transmission to the Custodian on a daily basis such confirmation, trade tickets, and other identifying information (including, but not limited to, Cusip, Sedol, or other numbers that identify the Assets to be purchased or sold on behalf of the Portfolio) as may be reasonably necessary to enable the Custodian to perform its administrative and recordkeeping responsibilities with respect to the Portfolio. The Subadviser will provide reports with respect to its collateral management activities as requested by the Adviser;

v.	regularly report to the Trustees of the Portfolio with respect to the implementation of these investment programs; and

vi.

provide assistance with and make recommendations for the fair value of Assets held by the Portfolio for which market quotations are not readily available. Such assistance may include, but not be limited to, providing the following:

(a)	terms and conditions for all new private Assets to the Adviser or a designated third-party valuation firm, electronically, upon purchase of each Asset;

(b)	updated financial statements, remittance reports, projected cash flows, and other information/updates which would be necessary to calculate prices of the Fund’s private Assets;

(c)	estimates of fair market value of the Fund’s private Assets each month as of the prior month end;

(d)

a review of all Asset valuations breaking the Adviser’s pre-defined threshold between the Adviser’s or a designated third-party valuation firm’s estimates of fair market value (for the most recent month end) and the Subadviser’s estimates of fair market value (as of the previous month end). Such reviews will include assisting in the identification of which model inputs have caused such price deviations and helping to resolve the differences with the Adviser and any designated Adviser’s third-party valuation firm. Such assistance will be necessary such that the Adviser can complete the review of the valuations for the Assets held by the Portfolio prior to the end of the 10th business day of the month; and

(e)	a review of an Asset’s price, from time to time, as requested by the Adviser.

b.

Except as set forth in Section 2.g. below, the Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the management of the investments of the Portfolio (excluding determination of net asset value and fund accounting services).

c.

The Subadviser will maintain all accounts, books and records with respect to the Portfolio as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940, as amended (the “Investment Company Act”), and Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”), and the rules thereunder.

d.

The Subadviser shall vote all proxies relating to the Portfolio’s Assets in accordance with the Portfolio’s proxy voting policies and procedures, which provide that the Subadviser shall vote all proxies relating to Assets held by the Portfolio and, subject to the Portfolio’s policies and procedures, shall use proxy voting policies and procedures adopted by the Subadviser in conformance with Rule 206(4)-6 under the Investment Advisers Act. The Subadviser shall review its proxy voting activities on a periodic basis with the Trustees.

e.	[Reserved]

f.	The Subadviser shall not take custody, as such term is defined under Section 206(4)-2 of the Investment Advisers Act, of, nor shall be the custodian for, the Portfolio or the Portfolio’s assets.

g.

Notwithstanding anything in this Agreement to the contrary, the Subadviser shall not be responsible for any expenses payable directly to third parties pursuant to separate contractual arrangements between (i) the Portfolio, its subsidiaries, the Adviser, or an affiliate of the Adviser and (ii) such third parties, in connection with the Subadviser’s performance of its duties as described in this Agreement. The Subadviser shall also not be responsible for any transactional expenses as determined in accordance with US GAAP, or any expenses described in Appendix B hereto. Except as set forth on Appendix B, the Subadviser shall be responsible for any of the Subadviser’s own expenses in connection with its performance of its duties, including with respect to the identification, development, negotiation, or structuring of prospective investments.

h.

For the avoidance of doubt, if Marathon ceases to be the Subadviser to the Portfolio, all costs associated with the transfer of securities and other assets, and all other expenses incurred by Marathon to unwind Marathon from its subadvisory role with respect to the Portfolio, shall be borne by the Portfolio.

3.	COMPENSATION OF SUBADVISER

For the services provided to the Portfolio, the Adviser will pay the Subadviser with respect to the Portfolio the compensation specified in Appendix A to this Agreement.

4.	LIABILITY OF SUBADVISER

Neither the Subadviser nor any of its directors, officers or employees shall be liable to the Adviser or the Portfolio for any loss suffered by the Adviser or Portfolio resulting from its acts or omissions as Subadviser to the Portfolio, except for losses resulting from willful misfeasance, bad faith, or gross negligence in the performance of, or from the reckless disregard of, the duties of the Subadviser or any of its directors, officers or employees.

5.	CONFLICTS OF INTEREST

It is understood that trustees, officers, agents and shareholders of the Portfolio are or may be interested in the Subadviser as trustees, officers, partners or otherwise; that employees, agents and partners of the Subadviser are or may be interested in the Portfolio as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Portfolio; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Portfolio and the limited partnership agreement of the Subadviser, respectively, or by specific provision of applicable law.

6.	REGULATION

The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

7.	DURATION AND TERMINATION OF AGREEMENT

This Agreement shall become effective on the date first indicated above (“Effective Date”), subject to the condition that the Portfolio’s Board, including a majority of those Trustees who are not interested persons (as such term is defined in the Investment Company Act) of the Adviser or the Subadviser, shall have approved this Agreement in the manner required by the Investment Company Act. Unless terminated as provided herein, this Agreement shall remain in full force and effect through and including the second anniversary of the date first indicated above, and shall continue in full force and effect indefinitely thereafter, but only so long as such continuance is specifically approved at least annually by (a) the Board, or by the vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Portfolio, and (b) the vote of a majority of those Trustees who are not interested persons (as such term is defined in the Investment Company Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Portfolio, or by the vote of a majority of the outstanding voting securities of the Portfolio, in each case, on sixty days’ written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days’ written notice to the Portfolio and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company Act) or in the event the Advisory Agreement between the Adviser and the Portfolio terminates for any reason.

8.	PROVISION OF CERTAIN INFORMATION BY SUBADVISER 4

The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

a.

the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b.

the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio; and

c.	any change in actual control or senior management of the Subadviser or any change in the portfolio managers of the Portfolio.

9.	USE OF NAMES

The Subadviser agrees not to use the names, or any derivatives of the names “John Hancock,” “John Hancock Investment Management LLC” or the names of any such entities’ affiliates in any prospectus, sales literature or other material relating to the Portfolio without first obtaining the applicable entity’s express, written consent prior to the use of such name.

10.	AMENDMENTS TO THE AGREEMENT

This Agreement may be amended only by the parties hereto, and only if such amendment is specifically approved by the vote of a majority of the Trustees of the Portfolio and by the vote of a majority of the Trustees of the Portfolio who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective if a majority of the outstanding voting securities of the Portfolio vote to approve the amendment.

11.	ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties.

12.	HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

13.	NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Portfolio or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

14.	SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

15.	GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

16.	LIMITATION OF LIABILITY

The Agreement and Declaration of Trust of the Portfolio, a copy of which, together with all amendments thereto (the “Declaration”), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name “John Hancock Asset-Based Lending Fund” refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Portfolio shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Portfolio thereof, but only the assets belonging to the Portfolio shall be liable.

17.	CONFIDENTIALITY

a.

All information of or pertaining to the Portfolio, the Adviser and any of its affiliates, whether stored on computer disk or as electronic media, to which the Subadviser is given access or otherwise obtains in the course of its provision of the services under this Agreement, including but not limited to the Portfolio’s holdings and shareholder information (which includes, without limitation, names, addresses, telephone numbers, account numbers, demographic, financial and transactional information), is referred to as “Confidential Information.”

b.

The Subadviser shall hold all Confidential Information in confidence and shall not disclose any Confidential Information to any person, unless otherwise permitted hereunder and Subadviser shall not use any such Confidential Information for purposes other than in connection with the services provided under this Agreement.

c.

The Subadviser agrees to treat the Portfolio’s holdings as Confidential Information in accordance with the Portfolio’s “Policies and Procedures Regarding Disclosure of Portfolio Holdings” as such policy may be amended from time to time, and to prohibit its employees from disclosing or trading while in possession of any such Confidential Information.

d.

If the Subadviser becomes legally compelled (by deposition, interrogatory, request for documents, subpoena, civil investigative demand or similar process) to disclose any Confidential Information, Subadviser may disclose such Confidential Information to the extent legally required; provided, however, that Subadviser shall (i) first notify the Portfolio of such legal process, unless such notice is prohibited by statute, rule or court order, (ii) attempt to obtain the Portfolio’s consent to such disclosure, and (iii) in the event consent is not given, agree to permit a motion to quash, or other similar procedural step, to frustrate the production or publication of information. In making any disclosure under such legal process, the parties agree to use commercially reasonable efforts to preserve the confidential nature of such information. Nothing herein shall require Subadviser to fail to honor a validly issued subpoena, court or administrative order, or other legal requirement on a timely basis.

18.	CONSULTATION WITH SUBADVISERS TO THE PORTFOLIO

As required by Rule 17a- 10 under the Investment Company Act, the Subadviser is prohibited from consulting with the entities listed below to the Portfolio concerning transactions for the Portfolio in Assets:

1.	other subadvisers to the Portfolio; and

2.	other subadvisers to a portfolio under common control with the Portfolio.

19.	COMPLIANCE

In managing the investments of and determining the composition of the assets of the Portfolio and in performing its other services and obligations hereunder, the Subadviser shall: (i) comply with the investment objectives, policies and restrictions of the Portfolio as set forth in the registration statement of the Portfolio, as from time to time amended or supplemented; (ii) comply with all policies, guidelines, instructions and procedures approved by the Board or the Adviser with respect to the Portfolio and furnished to the Subadviser, including the requirements of any exemptive orders applicable to the Portfolio; (iii) comply with all applicable requirements of the Investment Advisers Act, the Investment Company Act and the rules and regulations under each thereof, as the same may be amended from time to time, including all applicable requirements related to exemptions granted under Section 6(c) of the Investment Company Act; (iv) work collaboratively with the Adviser to cause the Portfolio to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company (for so long as the Portfolio seek to qualify as a regulated investment company under the Code); and (iv) monitor and comply with any applicable local, federal, and/or foreign legal or regulatory requirements relating to specific investment transactions (including lending and leasing activity) for the Portfolio, including any structuring activity relating to such transactions; (v) comply with all other applicable law, rules and regulations, including all applicable laws, regulations and fiduciary duties relating to insider trading or insider dealing while in possession of material non-public or inside information. In addition, the Subadviser shall maintain compliance procedures for the Portfolio that the Subadviser reasonably believes are adequate to ensure its and the Portfolio’s compliance with the foregoing.

Upon execution of this Agreement, the Subadviser shall provide the Adviser with the Subadviser’s written policies and procedures (“Compliance Policies”) as required by Rule 206(4)-7 under the Investment Advisers Act. Throughout the term of this Agreement, the Subadviser shall promptly submit to the Adviser: (i) any material changes to the Compliance Policies, (ii) notification of the commencement of a regulatory examination of the Subadviser by any relevant regulatory authority and documentation describing the results of any such examination and of any periodic testing of the Compliance Policies, (iii) documentation of any formal review of the Subadviser’s Compliance Policies and (iv) notification of any material compliance matter that relates to the services provided by the Subadviser to the Portfolio including, but not limited to, (a) any material violation of the Compliance Policies or of the Subadviser’s code of ethics and/or related code and (b) any trade error. The Subadviser agrees that any trade error caused by the Subadviser that results in any loss to the Portfolio, as determined by the Adviser in consultation with the Subadviser, will be reimbursed to the Portfolio by the Subadviser. Throughout the term of this Agreement, the Subadviser shall provide the Adviser with such certifications as may be agreed to from time to time between the Adviser and Subadviser, information and access to personnel and resources (including those resources that will permit testing of the Compliance Policies by the Adviser) that the Adviser may reasonably request to enable the Portfolio to comply with Rule 38a-1 under the Investment Company Act. The Subadviser also agrees to provide such other information relating to the Subadviser’s compliance program and the Subadviser’s compliance with the requirements of any exemptive orders applicable to the Portfolio, in each case as may be reasonably requested by the Portfolio, the Portfolio’s Chief Compliance Officer, or his or her authorized representative.

20.	REPRESENTATIONS AND WARRANTIES

a.	The Subadviser represents, warrants and agrees on a continuing basis the following:

1.	it is duly registered as an investment adviser under the Investment Advisers Act;

2.	it has the authority to enter into this Agreement;

3.

it is duly authorized and empowered to perform its duties and obligations hereunder and that the terms of this Agreement do not constitute a breach of any obligations by which the Subadviser is bound whether arising by contract, operation of law or otherwise.

b.	The Adviser represents, warrants and agrees on a continuing basis the following:

1.	it is duly registered as an investment adviser under the Investment Advisers Act;

2.	it has the authority to enter into this Agreement;

3.

it is duly authorized and empowered to perform its duties and obligations hereunder and that the terms of this Agreement do not constitute a breach of any obligations by which the adviser is bound whether arising by contract, operation of law or otherwise.

(THE REMAINDER OF THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK INVESTMENT MANAGEMENT LLC

By:	/s/ Jay Aronowitz
Name:	Jay Aronowitz
Title:	Chief Investment Officer

MARATHON ASSET MANAGEMENT, LP

By:	/s/ Jamie Raboy
Name:	Jamie Raboy
Title:	Partner, CCO but signing as an Authorized Signatory

APPENDIX A

The Subadviser shall serve as investment subadviser for the Portfolio. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to the Portfolio a Subadviser Fee and an Incentive Fee as set forth below. Notwithstanding any waiver or reduction of the Management Fee paid by the Fund to the Adviser, such waiver or reduction shall not reduce the Subadviser Fee or the Incentive Fee paid by the Adviser to the Subadviser, as set forth below, unless agreed to in writing by the Subadviser.

Subadviser Fee

For the services rendered and the expenses assumed by the Subadviser, the Adviser shall pay to the Subadviser at the end of each calendar month a fee (the “Subadviser Fee”) at the annual rate of 0.625% of the average monthly value of the Portfolio’s Managed Assets. “Managed Assets” means the total assets of the Portfolio (including any assets attributable to any preferred shares that may be issued or to indebtedness), minus the Portfolio’s liabilities incurred in the normal course of operations other than liabilities relating to indebtedness.

The fee for the period from the Effective Date of the Agreement to the end of the month during which the Effective Date occurs will be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month will be prorated according to the proportion that such period bears to the full monthly period and will be payable upon the date of termination of this Agreement.

For the purpose of determining fees payable, the value of the Portfolio’s assets will be computed at the times and in the manner specified in the Portfolio’s registration statement.

Incentive Fee

The Adviser will also pay the Subadviser an Incentive Fee (the “Incentive Fee”) as set forth below. In the case of a liquidation of the Portfolio or if this Agreement is terminated, the Incentive Fee will also become payable as of the effective date of liquidation or termination.

The Incentive Fee is earned on Pre-Incentive Fee Net Investment Income, as defined below, attributable to any class of the Portfolio’s common shares established from time to time (“Class”), and shall be calculated and accrued on a monthly basis while being determined and payable in arrears as of the end of each fiscal quarter beginning on and after the commencement of the first fiscal quarter following the one-year anniversary of the Effective Date. With respect to each Class, the Incentive Fee for each fiscal quarter will be calculated as follows:

(i) No Incentive Fee will be payable in any fiscal quarter in which the Pre-Incentive Fee Net Investment Income attributable to the Class does not exceed a quarterly return of 1.25% per quarter based on the Class’s average beginning monthly net assets for the applicable quarterly payment period (calculated in accordance with US GAAP and gross of any accrued (but unpaid) performance fee if applicable during the payment period) (the “Quarterly Return”), or 5.00% annualized.

(ii) All Pre-Incentive Fee Net Investment Income attributable to the Class (if any) that exceeds the Quarterly Return, but is less than or equal to 1.4286% of the average beginning monthly net assets of that Class (calculated in accordance with US GAAP and gross of any accrued (but unpaid) performance fee if applicable during the payment period) for the fiscal quarter (5.714% annualized), will be payable to the Adviser.

(iii) For any fiscal quarter in which Pre-Incentive Fee Net Investment Income attributable to the Class exceeds 1.4286% of the Class’s average beginning monthly net assets (calculated in accordance with US GAAP and gross of any accrued (but unpaid) performance fee if applicable during the payment period), the Incentive Fee with respect to that Class shall equal 12.5% of Pre-Incentive Fee Net Investment Income attributable to the Class.

(iv) “Pre-Incentive Fee Net Investment Income,” with respect to each Class, is defined as the Class’s share of net investment income (allocated based on the net asset value of the Class relative to the Portfolio as a whole), which will include investment income earned by the Portfolio (i.e., interest income, dividend income, etc.) reduced by (1) Portfolio-related investment expenses (i.e., interest and dividend expense, expenses related to the execution of the investment strategy) and (2) after subtracting any reimbursement made by the Adviser to the Portfolio pursuant to any expense waiver or cap arrangement agreed to between the Adviser and the Portfolio, any other Portfolio expenses determined in accordance with US GAAP prior to the application of the Incentive Fee, except that such “other Portfolio expenses” shall not include, without limitation, any payments under a Rule 12b-1 plan.

APPENDIX B

The Subadviser may incur certain Expenses (as defined below) for which the Subadviser will not be responsible; the Portfolio will pay its allocable share of the Expenses, either directly or indirectly, in the manner provided below.

“Expenses” shall mean:

(i) certain post investment decision, pre-acquisition due diligence expenses (“Pre-Acquisition Expenses”) as part of the cost of acquisition of certain investment opportunities for the Portfolio. (The following are examples (but not an exclusive list) of Pre-Acquisition Expenses: (a) legal fees (x) to prepare closing documents such as purchase and sale agreements for Asset-Based Lending Investments (as defined in the Portfolio’s registration statement) and (y) related to regulatory due diligence or approvals involving issues such as tax, antitrust and industry specific ownership constraints such as those applicable to issuers in certain industries from time to time and (b) other professional fees such as investment banking and financial consulting fees. Pre-Acquisition Expenses would not include, however, research expenses relating to purchasing an Asset-Based Lending Investment or other investment for the Portfolio or any expenses not deemed to be transaction-specific as determined by the Subdviser in consultation with the Adviser; and

(ii) certain post investment expenditures to protect or enhance an investment or to pursue other claims or legal action on behalf of the Portfolio to the extent that such Expenses referred to in this clause (ii) could be properly treated as capitalized transaction costs or, as realized losses or operating expenses of the Portfolio, as applicable, in accordance with US GAAP. Expenses may include, for example, litigation expenses, shareholder activism expenses, bank lender syndicate expenses, private transaction expenses, and bank debt expenses.

The Portfolio shall be obligated to pay only its proportionate share of the Expenses with respect to the particular investment.

The Subadviser agrees that all requests for payments will be submitted to the Portfolio on a monthly basis and will be accompanied by a summary of Expenses allocated to the Portfolio. The Subadviser will ensure the Expenses requested for payments meet the following conditions:

(i) the Expense for which reimbursement is requested represent Expenses incurred by the Subadviser for services rendered by one or more entities that are unaffiliated with the Subadviser;

(ii) the request for payment does not exceed the actual Expenses attributable to the Portfolio based on its proportionate holdings of the relevant securities relative to all of such securities held by accounts advised by the Subadviser; and

(iii) in the opinion of the Subadviser, the Expenses incurred were reasonable in relation to the services rendered.

The Subadviser agrees to furnish to the Portfolio, in a timely fashion, copies of any additional supporting material or information that is reasonably requested by the Portfolio, which will be used for any audit or regulatory purposes.

SCHEDULE E

Outstanding Shares and Share Ownership

This table shows, as of the Record Date, the number of shares of the Fund eligible to be voted at the Meeting.

JOHN HANCOCK MARATHON ASSET-BASED LENDING FUND	Number of Eligible Shares: [ ]

To the best of the knowledge of the Fund, as of the Record Date, the following shareholders owned of record 5% or more of the outstanding shares of the Fund. A shareholder who owns beneficially more than 25% of the Fund’s shares is deemed to be a control person of the Fund and therefore could determine the outcome of a shareholder meeting with respect to a proposal directly affecting the Fund.

Fund	Shareholder Name and Address	% of Ownership
John Hancock Marathon Asset-Based Lending Fund	[ ]	[ ]%

E-1

PO Box 211230, Eagan, MN 55121-9984	VOTE ONLINE
1. Read the proxy statement.
2. Go to: www.proxyvotenow.com/jhmablf
3. Follow the simple instructions.

VOTE BY PHONE
1. Read the proxy statement and have the proxy card at hand.
2. Call toll-free 877-759-2811
3. Follow the simple instructions.

VOTE BY MAIL
1. Read the proxy statement.
2. Check the appropriate box(es) on the reverse side of the proxy card.
3. Sign, date, and return the proxy card in the envelope provided.

JOHN HANCOCK MARATHON ASSET-BASED LENDING FUND

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 9, 2025

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) : Andrew G. Arnott, Sarah M. Coutu, Khimmara Greer, Kinga Kapuscinski, Nicholas J. Kolokithas, Thomas Dee, Harsha Pulluru, Mara Moldwin, Fernando Silva, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel and Steven Sunnerberg, with full power of substitution in each, to vote all the shares of beneficial interest of John Hancock Marathon Asset-Based Lending Fund (the “Fund”) which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of the Fund (the “Meeting”) to be held at 200 Berkely Street, Boston, Massachusetts 02116 on October 9, 2025 at 2:00 P.M., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated [ ], 2025, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal(s) included in the Proxy Statement.

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable	Sign in the box above

Date

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

CONFIDENTIAL

Important Notice Regarding the Availability of Proxy Materials for this Meeting to Be Held on

October 9, 2025.

The Proxy Statement for this meeting is available at https://www.jhinvestments.com/resources/all-resources/fund-documents
/proxy-documents/john-hancock-marathon-asset-based-lending-fund-proxy-statement

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE CAST YOUR VOTE TODAY!

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY

IN THE ENCLOSED ENVELOPE.

¯	Please detach at perforation before mailing.	¯

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE.

THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSALS IF NO SPECIFICATION IS MADE BELOW.

AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

		FOR	AGAINST	ABSTAIN

1.	To approve the adoption of a fundamental policy for the Fund to conduct periodic repurchases of its outstanding shares, in accordance with Rule 23c-3 under the Investment Company Act of 1940, as amended (the “1940 Act”).	☐	☐	☐

2.	To approve an amendment to the Advisory Agreement between the Fund and John Hancock Investment Management LLC, the Fund’s investment advisor.	☐	☐	☐

3.	To approve an amendment to the Subadvisory Agreement between John Hancock Investment Management LLC and Marathon Asset Management, L.P., the Fund’s subadvisor.	☐	☐	☐

CONFIDENTIAL